EXHIBIT 10.15

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

LICENSE AGREEMENT

This Tele Atlas Product license agreement (hereinafter this “Agreement” as defined herein) is entered into by and between:

Tele Atlas North America, Inc. a corporation formed under the laws of the State of California with a headquarters at 11 Lafayette Street, Lebanon, New Hampshire 03766-1445, USA (“Tele Atlas”)

and

TeleNav, Inc. a company formed and existing under the laws of Delaware, with a principal place of business at 1130 Kifer Road, Sunnyvale, California 94086 (“Licensee”).

WHEREAS

Tele Atlas develops and distributes geographic databases, digital maps, software applications, dynamic spatial data, and related materials (“Tele Atlas Products”);

Tele Atlas has invested skill and labor in collecting, verifying and arranging the information incorporated in the Tele Atlas Products and such information is not readily available to the public in quality or comprehensive form supplied by Tele Atlas;

Tele Atlas and its suppliers own all intellectual property rights to the Tele Atlas Products, including but not limited to copyrights, Database Rights and all rights relating to its data and maps in all applicable territories in the world, including the Territory;

Licensee desires to obtain a license to certain Tele Atlas Products (the “Licensed Tele Atlas Products”) which Licensee intends to combine with certain Licensee’s products and/or services and manufacture, produce, use, sell, distribute either directly as the Licensed Tele Atlas Products or combined with products and/or services (“Value Added Products”), promote and/or advertise; and

The Parties wish to set forth the terms and conditions of the License in this Agreement;

NOW, THEREFORE the Parties have agreed and agree as set forth below:

This Agreement consists of three parts, the: (i) Specific Provisions (including any Schedules); (ii) General Terms and Conditions; and (iii) the Annexes. Specific Provisions are terms negotiated between the Parties in the context of this Agreement and enlarge, clarify, modify or amend the General Terms and Conditions and more particularly identify the subject matter of this Agreement. Annexes supply additional detail to the Specific Provisions or General Terms and Conditions, and are incorporated by reference into the provisions of those sections of the Agreement in which they are referred to. In the event of conflict between any of these parts of this Agreement, those parts shall prevail in the following order:

Specific Provisions (including the Schedules);

General Terms and Conditions;

Annexes.

Tele Atlas	TeleNav, Inc. License Agreement, 12/2009 pg. 1	Licensee
CA_0033200_2	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

SPECIFIC PROVISIONS

Specific Provisions of the License Agreement as of the Effective Date between Tele Atlas and the Licensee:

Schedule A	Licensed Tele Atlas Products

The following Tele Atlas Products will be licensed to Licensee in accordance with this Agreement:

The Tele Atlas Database or certain parts thereof, namely:

Tele Atlas® MultiNet® Europe, coverage for Austria, Belgium & Luxembourg, Bulgaria, Croatia, Czech Republic, Denmark, Estonia, Finland, France (including Monaco), Germany, Greece, Hungary, Italy (including Vatican City and San Marino), Latvia, Liechtenstein, Lithuania, The Netherlands, Norway, Poland, Portugal, Republic of Ireland, Russia, Slovakia, Slovenia, Spain (including Andorra, Gibraltar & Malta), Sweden, Switzerland, Turkey, and the United Kingdom (including Chanel Islands & Isle of Man), (collectively referred to as “MultiNet® Europe”).

Tele Atlas® MultiNet® North America, coverage for the United States and Canada

Tele Atlas® MultiNet® Mexico

Argentina and Uruguay Partner Product

Chile Partner Product

Tele Atlas® ConnectPlus Brazil

Tele Atlas® MultiNet® Bahrain

Tele Atlas® MultiNet® Oman

Tele Atlas® MultiNet® Qatar

Tele Atlas® MultiNet® Saudi Arabia

Tele Atlas® MultiNet® United Arab Emirates

Tele Atlas® MultiNet® Jordan – commencing upon commercial release

Tele Atlas® MultiNet® Uruguay – commencing upon commercial release

Tele Atlas® MultiNet® Chile – commencing upon commercial release

Tele Atlas® MultiNet® Argentina – commencing upon commercial release

Tele Atlas® MultiNet® Brazil – commencing upon commercial release

Tele Atlas® MultiNet® Kuwait

Premium Tele Atlas Products

Tele Atlas® MultiNet® VoiceMaps North America (2-Way), coverage for the United States and Canada.

Tele Atlas® MultiNet® VoiceMaps Mexico (2-Way)

Tele Atlas® 2D City Maps North America – coverage of the United States and Canada

Tele Atlas	TeleNav, Inc. License Agreement, 12/2009 pg. 2	Licensee
CA_0033200_2	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

Tele Atlas® 3D Landmarks North America, coverage for the United States and Canada

Tele Atlas® 3D Landmarks Mexcio

Tele Atlas® Logistics North America, coverage for the United States and Canada.

Tele Atlas® Address Points North America, coverage for the United States and Canada.

Tele Atlas® MultiNet® Premium Points of Interest North America, coverage for the United States and Canada.

Tele Atlas® MultiNet® Points of Interest Europe – Austria, Belgium & Luxembourg, Denmark, Finland, France, Germany, Italy (incl. San Marino), The Netherlands, Norway, Portugal, Republic of Ireland, Spain (incl. Andorra), Sweden, Switzerland and the United Kingdom

Tele Atlas® Brand Icons, coverage as outlined in the product release notes.

Tele Atlas® MultiNet® Premium Points of Interest Mexico.

Tele Atlas® MultiNet® Premium Points of Interest Argentina – commencing upon commercial release

Tele Atlas® MultiNet® Premium Points of Interest Brazil – commencing upon commercial release

Tele Atlas® Speed Profiles North America, coverage for the United States and Canada.

Use is restricted to the following two features:

1.	Average Speeds – Single value for weekday average speed, and a single value for weekend average speed, for each road element in MultiNet® (limited to coverage).

2.	Detailed Speed Profiles – a free flow speed and a corresponding speed profile is provided for each day of the week for the most heavily traveled road elements within MultiNet®.

•	Updates to the above are provided as applicable according to the agreed upon pricing in this Agreement and as commercially available.

Schedule B	Value Added Products

Licensee is permitted to develop, produce, market and promote the following Value Added Products in accordance with this Agreement. Licensee’s license to Value Added Products A1, A3, A4, B, C, D, G, H, I, J and K shall continue for a period of [*****], Value Added Product A2 shall continue for a period of [*****], and Value Added Product E and F shall continue for a period of [*****] from the Effective Date of the Agreement, unless terminated earlier.

Function:

Value Added Product A

Value Added Product A1

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement, 12/2009 pg. 3	Licensee
CA_0033200_2	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

The Value Added Product A1 is an application that is programmed for a multi-function device (eg. mobile phone, smart phone, PC, laptop, game consoles or PDA), which may utilize multiple Sensors and whose primary purpose is not Map Display, Routing or Turn by Turn Navigation. The multi-function device (or a removable cradle designed to hold the device) can be used to provide and/or produce locational and directional information such as, but not limited to Location, Directions or Map Display. In such systems, the Licensed Tele Atlas Products, or any subset thereof, may serve as a fully functional database to support real-time calculation of Routes, Turn-by-Turn Navigation, Map Display, Geocoding or any combination or subset thereof. Value Added Product A1 will not be programmed to utilize any Sensors that are physically installed in a vehicle or directly interacting with the in-vehicle electronics. For the purpose of improving functionality, a limited map data set needed to provide a functional session may reside on a multifunction device. Should the subscription or evaluation be terminated or payment lapse, access to any map data stored on the device would be terminated. In all instances, Transactions will be counted for both on-board and off-board usage. Updates, corrections or enhancements to the Value Added Product A1 in the device may be accomplished by accessing a remote version of the Value Added Product A1 such as a wired or wireless communications to the device. Any map data update either through media, wired or wireless means to the device would result in an additional charge as detailed below unless covered in the subscription fee. In every case the use of the Value Added Product A1 must be tracked on a single device basis with device-identification security and server based activation processes which routinely (at least monthly) verify and record each device authorization in order to prevent use on multiple devices without authorization and payment for each device. The multi-function device can be used to generate a text message that includes an address and link to either the Value Added Product A1 or an internet web site. Should the internet be used to interpret the address then this will be counted as a Transaction as referenced in Value Added Product G.

Extended features:

*	Use of Licensed Tele Atlas Products road attributes to give detailed lane guidance and intersection view

*	Use of Licensed Tele Atlas Products lane information for display of HOV lane guidance and display

*	Use of Licensed Tele Atlas Products legal posted speed limit information for display purposes and driver warning notification.

*	Tele Atlas® Address Points North America – coverage for the United States and Canada.

Value Added Product A2

The Value Added Product A2 is an application that is programmed for a multi-function device (eg. mobile phone, smart phone, PC, laptop, game consoles or PDA), which may utilize multiple Sensors, is specifically designed to be sold on [*****] app store, and whose primary purpose is not Map Display, Routing or Turn by Turn Navigation. The multi-function device (or a removable cradle designed to hold the device) can be used to provide and/or produce locational and directional information such as, but not limited to Location, Directions or Map Display. In such systems, the Licensed Tele Atlas Products, or any subset thereof, may serve as a fully functional database to support real-time calculation of Routes, Turn-by-Turn Navigation, Map Display, Geocoding or any combination or subset thereof. Value Added Product A2 will not be programmed to utilize any Sensors that are physically installed in a vehicle or directly interacting with the in-vehicle electronics. For the purpose of improving functionality a limited map data set needed to provide a functional session may reside on a multi-function device. Should the subscription or evaluation be terminated or payment lapse, access to any map data stored on the device would be terminated. Updates, corrections or enhancements to the Value Added Product A2 in the device may be accomplished by accessing a remote version of the Value Added Product A2 such as a wired or wireless communications to the device. In every case the use of the Value Added Product A2 must be tracked on a single device basis with device-identification security and server based activation processes which routinely (at least monthly) verify and record each device authorization in order to prevent use on multiple devices without authorization and payment for each device. When billing through [*****], such billing for the Value Added Product A2 as reported by [*****] will count as the measure for devices sold. The Value Added Product A2 may be used by all [*****] products with access to that [*****] account in compliance with the then current [*****] Terms and Conditions.

Special Terms and Conditions for Value Added Product A2 only:

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement, 12/2009 pg. 4	Licensee
CA_0033200_2	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

-Tele Atlas will be the [*****] partner to Licensee on the [*****] for [*****]. If Licensee fails to meet this condition, the pricing for Value Added Product A2 as provided in Schedule G will be increased by [*****]

-Monthly pricing to be used only when Licensee is selling on a monthly subscription model.

-There is no Transaction model available on the [*****]

-Licensee is obliged to report on a monthly basis

1.	the total sales

2.	the total number of subscribers

3.	the unique monthly users

Extended features:

*	Use of Licensed Tele Atlas Products road attributes to give detailed lane guidance and intersection view

*	Use of Licensed Tele Atlas Products lane information for display of HOV lane guidance and display

*	Use of Licensed Tele Atlas Products legal posted speed limit information for display purposes and driver warning notification.

Value Added Product A3

The Value Added Product A3 is an application for [*****] bundles that is programmed for a multi-function device (eg. mobile phone, smart phone, PC, laptop, game consoles or PDA), which may utilize multiple Sensors, and whose primary purpose is not Map Display, Routing or Turn by Turn Navigation. The multi-function device (or a removable cradle designed to hold the device) can be used to provide and/or produce locational and directional information such as, but not limited to Location, Directions or Map Display. In such systems, the Licensed Tele Atlas Products, or any subset thereof, may serve as a fully functional database to support real-time calculation of Routes, Turn-by-Turn Navigation, Map Display, Geocoding or any combination or subset thereof. Value Added Product A3 will not be programmed to utilize any Sensors that are physically installed in a vehicle or directly interacting with the in-vehicle electronics. For the purpose of improving functionality, a limited map data set needed to provide a functional session may reside on a multi-function device. Should the subscription or evaluation be terminated or payment lapse, access to any map data stored on the device would be terminated. For the purpose of improving functionality a limited map data set needed to provide a functional session would be available on a multi-function device. In all instances, Transactions will be counted for both on-board and off-board usage. Updates, corrections or enhancements to the Value Added Product A3 in the device may be accomplished by accessing a remote version of the Value Added Product A3 such as a wired or wireless communications to the device. Any map data update either through media, wired or wireless means to the device would result in an additional charge as detailed below unless covered in the subscription fee. In every case the use of the Value Added Product A3 must be tracked on a single device basis with device-identification security and server based activation processes which routinely (at least monthly) verify and record each device authorization in order to prevent use on multiple devices without authorization and payment for each device. The multi-function device can be used to generate a text message that includes an address and link to either the Value Added Product A3 or an internet web site. Should the internet be used to interpret the address then this will be counted as a Transaction as referenced in Value Added Product G.

Extended features:

*	Use of Licensed Tele Atlas Products road attributes to give detailed lane guidance and intersection view

*	Use of Licensed Tele Atlas Products lane information for display of HOV lane guidance and display

*	Use of Licensed Tele Atlas Products legal posted speed limit information for display purposes and driver warning notification.

*	Tele Atlas® Address Points North America – coverage for the United States and Canada.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement, 12/2009 pg. 5	Licensee
CA_0033200_2	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

Value Added Product A4

The Value Added Product A4 is an application that is programmed for a multi-function device (eg. mobile phone, smart phone, PC, laptop, game consoles or PDA), which may utilize multiple Sensors, is specifically designed to be sold as an on-board application, and whose primary purpose is not Map Display, Routing or Turn-by-Turn Navigation. The multifunction device utilizes multiple Sensors. The Licensed Tele Atlas Products may reside on the multifunction device and serve as a fully functional database to support real-time calculation of Routes, Turn-by-Turn Navigation, Map Display, Geocoding or any combination or subset thereof (“On-Board”). In either case, updates, corrections or enhancements to the Value Added Product may be accomplished by accessing a remote version of the Value Added Product A4 by means of a wired or wireless communications to the device. Any update either through media, wired or wireless means to the device will result in an additional charge unless covered in the subscription fee. Value Added Product A4 will not be programmed to (a) integrate or utilize any equipment not part of the standard device (e.g., external Sensors or screens); or (b) use and/or interact with any other systems in or attached to the Vehicle other than to the power supply. Functionality is limited according to the pricing detailed below. The multi-function device can be used to generate a text message that includes an address and link to either the Value Added Product A4 or an internet web site. Should the internet be used to interpret the address then this will be counted as a Transaction as referenced in Value Added Product G.

Extended features:

*	Use of Licensed Tele Atlas Products road attributes to give detailed lane guidance and intersection view

*	Use of Licensed Tele Atlas Products lane information for display of HOV lane guidance and display

*	Use of Licensed Tele Atlas Products legal posted speed limit information for display purposes and driver warning notification.

*	Tele Atlas® Address Points North America – coverage for the United States and Canada.

Value Added Product B

Value Added Product B is a Portable Navigation System (“PNAV”) product delivered to End Users via a device manufactured by or for Licensee or software company who are duly authorized by Licensee to sublicense the Licensed Tele Atlas Products. The PNAV device or application can be used to provide and/or produce locational and directional information such as, but not limited to, Location, Directions or Map Display. The PNAV device or application shall be limited to a single Sensor. In such systems, the Licensed Tele Atlas Products, or any subset thereof, may serve as a fully functional database to support real-time calculation of Routes, Turn-by-Turn Navigation, Map Display, Geocoding or any combination or subset thereof. Updates, corrections or enhancements to the Value Added Product B in the PNAV may be accomplished by accessing a remote version of the Value Added Product B such as a wired or wireless communications to the PNAV or by replacing the entire storage media of the Value Added Product B within the PNAV. PNAVs can be attached to a Vehicle, but must be removable from the Vehicle and – provided that a power supply is attached or the device is battery operated – must be fully functional as a navigation device when detached from the Vehicle. Any map data update either through media, wired or wireless means to the device would result in an additional charge as detailed below. Pricing is not applicable to Black-box Devices.

Extended features:

*	Use of Licensed Tele Atlas Products road attributes to give detailed lane guidance and intersection view

*	Use of Licensed Tele Atlas Products lane information for display of HOV lane guidance and display

*	Use of Licensed Tele Atlas Products legal posted speed limit information for display purposes and driver warning notification.

*	Tele Atlas® Address Points North America – coverage for the United States and Canada.

Tele Atlas	TeleNav, Inc. License Agreement, 12/2009 pg. 6	Licensee
CA_0033200_2	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

Value Added Product C

Value Added Product C is a free to consumer wireless mapping, local and/or search finder service for use on a multi-function device (eg. mobile phone, smart phone, PC, laptop, game consoles or PDA). The Value Added Product C can be used to provide and/or produce locational and directional information such as, but not limited to, Location, Directions or Map Display and must have an upgrade path offered to the End User upon each application launch to a fully paid wireless service using the Licensed Tele Atlas Products. In such systems, the Licensed Tele Atlas Products, or any subset thereof, may serve as a fully functional database to support, but not limited to, Location, Directions, Map Display, Geocoding or any combination or subset thereof. For the purpose of improving functionality, a limited map data set needed to provide a functional session may reside on a multi-function device. Should the subscription or evaluation be terminated or payment lapse, access to any map data stored on the device would be terminated. In all instances, Transactions will be counted for both on-board and off-board usage. Notwithstanding the aforesaid, Navigation can not be used as part of this Value Added Product C. Premium Points of Interest are only available in this Value Added Product C if per use Transaction with Premium Points of Interest fees are due for such usage. The wireless device can be used to generate a text message that includes an address and link to either the Value Added Product C or an internet web site. Should the internet be used to interpret the address then this will be counted as a Transaction as referenced in Value Added Product G.

Value Added Product D

Value Added Product D1

Map Tracking Only, No Routing or Navigation

The Value Added Product D1 is defined as a web based or client server based mapping application which includes Licensee’s software and a single Sensor (or software and single Sensor of Licensee’s third party provider) to track the Location of Mobile Assets. The Value Added Product D1 shall be comprised of (i) static electronic Map Display including, but not limited to, jpeg, gif, tif, pdf, bit-mapped or raster images; and (ii) any Geocoded addresses displayed as icons on the Map Display. Routing and Turn by Turn Navigation is expressly prohibited. Application functionality and access to map data must be rendered inoperable if the subscription or evaluation is terminated or payment lapses.

The Value Added Product D1 is limited to Map Display, Geocoding, Reverse Geocoding, and Automatic Vehicle Location (AVL). The Value Added Product D1 may be licensed with or without Global Positioning System (“GPS”) integration.

Value Added Product D2

Map Tracking and Routing, No Navigation

The Value Added Product D2 is defined as a web based or client server based mapping application which includes Licensee’s software and Global Positioning System (“GPS”) (or software and GPS of Licensee’s third party provider) to track the Location of Vehicles and Route the Mobile Assets. The Value Added Product D2 shall be comprised of (i) static electronic Map Display including, but not limited to, jpeg, gif, tif, pdf, bit-mapped or raster images; (ii) any Geocoded addresses displayed as icons on the Map Display; and may include (iii) Route information between addresses provided to End Users as text Directions and/or highlighted on the Map Display.

The Value Added Product D2 is limited to Map Display, Geocoding, Reverse Geocoding, Routing, and itinerary generation. The Value Added Product D2 may be licensed with or without Global Positioning System (“GPS”) integration.

The Value Added Product is specifically restricted from using the Licensed Tele Atlas Products for Turn-by-Turn Navigation.

Tele Atlas	TeleNav, Inc. License Agreement, 12/2009 pg. 7	Licensee
CA_0033200_2	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

Value Added Product D3

Map Tracking, Routing and Route Optimization, No Navigation

The Value Added Product D3 is defined as a web based or client server based mapping application which includes Licensee’s software and Global Positioning System (“GPS”) (or software and GPS of Licensee’s third party provider) to track the Location of Vehicles and Route the Mobile Assets. The Value Added Product D3 shall be comprised of (i) static electronic Map Display including, but not limited to, jpeg, gif, tif, pdf, bit-mapped or raster images; (ii) any Geocoded addresses displayed as icons on the Map Display; and may include (iii) Route information between addresses provided to End Users as text Directions and/or highlighted on the Map Display.

The Value Added Product D3 is limited to Map Display, Geocoding, Reverse Geocoding, Routing, Route Optimization and itinerary generation. The Value Added Product D3 may be licensed with or without Global Positioning System (“GPS”) integration

The Value Added Product D3 is specifically restricted from using the Licensed Tele Atlas Products for Turn-by-Turn Navigation

Value Added Product D4

Map Tracking, Routing, Route Optimization and Navigation

The Value Added Product D4 is defined as a web based or client server based mapping application which includes Licensee’s software and Global Positioning System (“GPS”) (or software and GPS of Licensee’s third party provider) to track the Location of Vehicles and Route the Mobile Assets. The Value Added Product D4 shall be comprised of (i) static electronic Map Display including, but not limited to, jpeg, gif, tif, pdf, bit-mapped or raster images; (ii) any Geocoded addresses displayed as icons on the Map Display; and may include (iii) Route information between addresses provided to End Users as text Directions and/or highlighted on the Map Display.

The Value Added Product D4 is limited to Map Display, Geocoding, Reverse Geocoding, Routing, Route Optimization, itinerary generation, Automatic Vehicle Location (AVL) and Turn by Turn Navigation. The Value Added Product D4 may be licensed with or without Global Positioning System (“GPS”) integration.

Value Added Product E

The Value Added Product E is a pre-loaded storage media application that is designed for use on the [*****] Navigation platform only. The Value Added Product E can be used to provide and/or produce locational and directional information such as, but not limited to Location, Directions or Map Display via multiple Sensors. In such systems, the Licensed Tele Atlas Products, or any subset thereof, may serve as a fully functional database to support real-time calculation of Routes, Turn-by-Turn Navigation, Map Display, Geocoding or any combination or subset thereof. Updates, corrections or enhancements to the Value Added Product E may be accomplished by accessing a remote version of the Value Added Product E such as a wired or wireless communications to the system or by replacing the entire storage media of the Value Added Product E within the [*****] Navigation platform. The [*****] Navigation platform must be attached to a Vehicle either by the manufacturer or as a after market product and is not functional when detached from the Vehicle. Any map data update either through media, wired or wireless means to the device would result in an additional charge as detailed below.

Definitions:

Basic Map: Tele Atlas® MultiNet® product coverage per the agreement.

Extended Features:

*	Use of Licensed Tele Atlas Products road attributes to give detailed lane guidance and intersection view

*	Use of Licensed Tele Atlas Products lane information for display of HOV lane guidance and display

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement, 12/2009 pg. 8	Licensee
CA_0033200_2	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

*	Use of Licensed Tele Atlas Products legal posted speed limit information for display purposes and driver warning notification.

*	2WayVoicemap: Tele Atlas® Voicemaps for Text To Speech and Speech To Text

*	Tele Atlas® 3D Landmarks

For the purposes of this Value Added Product E, Licensee shall display the Tele Atlas logo and copyright notice in the owner’s manual and storage media packaging.

Value Added Product F

The Value Added Product F is an in-car aftermarket navigation system application for [*****] utilizing an on-board storage medium with End User activation of the application post-production of the Vehicle after the End User has purchased the Vehicle. The Value Added Product F can be used to provide and/or produce locational and directional information such as, but not limited to Location, Directions or Map Display via multiple Sensors. In such systems, the Licensed Tele Atlas Products, or any subset thereof, may serve as a fully functional database to support real-time calculation of Routes, Turn-by-Turn Navigation, Map Display, Geocoding or any combination or subset thereof. Updates, corrections or enhancements to the Value Added Product F may be accomplished by accessing a remote version of the Value Added Product F such as a wired or wireless communications to the system or by replacing the entire storage media of the Value Added Product F within the [*****] platform. The in-car aftermarket navigation system must be attached to a Vehicle either by the manufacturer or as an after market product and is not functional when detached from the Vehicle. Any map data update after the initial sale to an End User either through media, wired or wireless means to the device would result in an additional charge as detailed below. The application can be used to generate a text message that includes an address and link to either the Value Added Product F or an internet web site. Should the internet be used to interpret the address then this will be counted as a Transaction as referenced in Value Added Product G. Dealers will get a free trial for the first fifty (50) navigable miles for this Value Added Product F. End Users get a free thirty (30) day trial. In the case of both free trials, Licensee shall not receive a fee from the dealer or the End User. At the end of the free trial period, should the dealer or the End User not elect to continue and pay for the service, the application functionality and access to the map data must be rendered inaccessible.

For Value Added Product F the following extended features are not permitted to be used:

Use of Licensed Tele Atlas Products road attributes to give detailed lane guidance and intersection view.

Use of Licensed Tele Atlas Products lane information for display of HOV lane guidance and display.

Use of Licensed Tele Atlas Products legal posted speed limit information for display purposes and driver warning notification.

Value Added Product G

The Value Added Product G shall be created by Licensee as a free to consumer service for the delivery of Transactions over the internet. The Value Added Product G may be comprised of (i) Map Display(s); (ii) any Geocoded addresses displayed as icons on the Map Display; and (iii) Directions. The Value Added Product G will not be programmed to be used with a Sensor or as a Navigation System. Licensee may send pre-planned routes to one of the other Value Added Products described herein, however, the restrictions on this Value Added Product G shall apply.

Extended features:

*	Use of Licensed Tele Atlas Products road attributes to give detailed lane guidance and intersection view

*	Use of Licensed Tele Atlas Products lane information for display of HOV lane guidance and display

*	Use of Licensed Tele Atlas Products legal posted speed limit information for display purposes and driver warning notification.

*	Tele Atlas® Address Points North America – coverage for the United States and Canada.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement, 12/2009 pg. 9	Licensee
CA_0033200_2	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

Value Added Product H

The Value Added Product H is an application that is programmed for a multi-function device (e.g. mobile phone, smart phone, PC, laptop, game consoles or PDA) which may utilize multiple Sensors, is specifically designed to be sold as an on-board application for [*****], and whose primary purpose is not Map Display, Routing or Turn by Turn Navigation. The multi-function device (or a removable cradle designed to hold the device) can be used to provide and/or produce locational and directional information such as, but not limited to Location, Directions or Map Display. In such systems, the Licensed Tele Atlas Products, or any subset thereof, may serve as a fully functional database to support real-time calculation of Routes, Turn-by-Turn Navigation, Map Display, Geocoding or any combination or subset thereof. Value Added Product H will not be programmed to utilize any sensors that are physically installed in a vehicle or directly interacting with the in-vehicle electronics. Updates, corrections or enhancements to the Value Added Product H in the device may be accomplished by accessing a remote version of the Value Added Product H such as a wired or wireless communications to the device. Any map data update either through media, wired or wireless means to the device would result in an additional charge as detailed below unless covered in the subscription fee. The multi-function device can be used to generate a text message that includes an address and link to either the Value Added Product H or an internet web site. Should the internet be used to interpret the address then this will be counted as a Transaction as referenced in Value Added Product G. Users will be eligible for updates only for the remaining length of the calendar year in which they bought the application. Identification is based on the combination of a [*****] tied to a code and [*****]. When changing phone number users are prompted that each device is allowed to switch phone numbers only [*****].

Extended features:

*	Use of Licensed Tele Atlas Products road attributes to give detailed lane guidance and intersection view

*	Use of Licensed Tele Atlas Products lane information for display of HOV lane guidance and display

*	Use of Licensed Tele Atlas Products legal posted speed limit information for display purposes and driver warning notification.

*	Tele Atlas® Address Points North America – coverage for the United States and Canada.

Value Added Product I

The Value Added Product I shall be the use of Permanent Geocodes for any of the Value Added Products described in this Agreement. Licensee may not provide such Permanent Geocodes for other than in support of a Value Added Product related commercial application, resale or a stand alone application.

Definitions:

For the purposes of Value Added Product I only, “use of Permanent Geocodes” means the provision of location coordinates in response to the input of a single address, postcode, place or other location name, or the provision of location information such as an address, postcode, place or other location name in response to the input of a single location coordinate pair that is stored for later use. For avoidance of doubt, example of the use of Permanent Geocode are the geocoding of store locations for a store locator application or business listings for a Local Search site, as well as reverse geocoding of location coordinates to find an associated textual location such as a store location.

Value Added Product J

The Value Added Product J allows usage of Premium Points of Interest Licensed Tele Atlas Product on an application that is programmed for a multi-function device (e.g. mobile phone, smart phone, PC, laptop, game consoles or PDA) which may utilize multiple Sensors, and whose primary purpose is not Map Display, Routing or Turn-by-Turn Navigation with the exception that the map data is not Tele Atlas map data.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement, 12/2009 pg. 10	Licensee
CA_0033200_2	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

Value Added Product K

The Value Added Product K is an in-car aftermarket navigation system application for an automotive or Vehicle manufacturer utilizing an on-board storage medium with End User activation of the application post-production of the Vehicle after the End User has purchased the Vehicle The Value Added Product K can be used to provide and/or produce locational and directional information such as, but not limited to Location, Directions or Map Display via multiple Sensors. In such systems, the Licensed Tele Atlas Products, or any subset thereof, may serve as a fully functional database to support real-time calculation of Routes, Turn-by-Turn Navigation, Map Display, Geocoding or any combination or subset thereof. Updates, corrections or enhancements to the Value Added Product K may be accomplished by accessing a remote version of the Value Added Product K such as a wired or wireless communications to the system or by replacing the entire storage media of the Value Added Product K within the automotive or Vehicle manufacturer’s platform. The in-car aftermarket navigation system must be attached to a Vehicle either by the manufacturer or as an after market product and is not functional when detached from the Vehicle. Any map data update after the initial sale to an End User either through media, wired or wireless means to the device would result in an additional charge as detailed below. The application can be used to generate a text message that includes an address and link to either the Value Added Product K or an internet web site. Should the internet be used to interpret the address then this will be counted as a Transaction as referenced in Value Added Product G. Dealers will get a free trial for the first fifty (50) navigable miles for this Value Added Product K. End Users get a free thirty (30) day trial. In the case of both free trials, Licensee shall not receive a fee from the dealer or the End User. At the end of the free trial period, should the dealer or the End User not elect to continue and pay for the service, the application functionality and access to the map data must be rendered inaccessible.

For Value Added Product K the following extended features are not permitted to be used:

Use of Licensed Tele Atlas Products road attributes to give detailed lane guidance and intersection view.

Use of Licensed Tele Atlas Products lane information for display of HOV lane guidance and display.

Use of Licensed Tele Atlas Products legal posted speed limit information for display purposes and driver warning notification.

Permitted Purpose:

Value Added Product A1:

The Value Added Product is an application that is programmed for a multi-function device.

Value Added Product A2:

The Value Added Product is an application that is programmed for a multi-function device specifically designed to be sold on [*****] app store.

Value Added Product A3:

The Value Added Product is an application for [*****] bundles that is programmed for a multi-function device.

Value Added Product A4:

The Value Added Product is an application that is programmed for a multi-function device specifically designed to be sold as an On-Board application.

Value Added Product B:

The Value Added Product is a Portable Navigation System (“PNAV”) product.

Value Added Product C:

Value Added Product is a free to consumer wireless mapping, local and/or search finder service for use on a multi-function device.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement, 12/2009 pg. 11	Licensee
CA_0033200_2	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

Value Added Product D1:

The Value Added Product D1 is defined as a web based or client server based mapping application which includes Licensee’s software and a single Sensor (or software and single Sensor of Licensee’s third party provider) to track the Location of Mobile Assets.

Value Added Product D2:

The Value Added Product D2 is defined as a web based or client server based mapping application which includes Licensee’s software and Global Positioning System (“GPS”) (or software and GPS of Licensee’s third party provider) to track the Location of Vehicles and Route the Mobile Assets.

Value Added Product D3:

The Value Added Product D3 is defined as a web based or client server based mapping application which includes Licensee’s software and Global Positioning System (“GPS”) (or software and GPS of Licensee’s third party provider) to track the Location of Vehicles and Route the Mobile Assets.

Value Added Product D4:

The Value Added Product D4 is defined as a web based or client server based mapping application which includes Licensee’s software and Global Positioning System (“GPS”) (or software and GPS of Licensee’s third party provider) to track the Location of Vehicles and Route the Mobile Assets.

Value Added Product E:

The Value Added Product is a pre-loaded storage media application that is designed for use on the [*****] Navigation platform only.

Value Added Product F:

The Value Added Product is an in-car aftermarket navigation system (the “In-Car System”) application for [*****] utilizing an on-board storage medium application. Aftermarket navigation means product installation and activation of the navigation function post-production of the Vehicle.

Value Added Product G:

The Value Added Product shall be created by Licensee as a free to consumer delivery of Transactions over the internet.

Value Added Product H:

The Value Added Product H is an application that is programmed for a multi-function device specifically designed to be sold as an On-Board application for [*****].

Value Added Product I:

The Value Added Product I shall be the use of Permanent Geocodes for all of the Value Added Products described in this Agreement.

Value Added Product J:

The Value Added Product J allows usage of Premium Points of Interest on non-Tele Atlas maps for a limited number of operators and application.

Value Added Product K:

The Value Added Product is an in-car aftermarket navigation system (the “In-Car System”) application for an automotive or Vehicle manufacturer utilizing an on-board storage medium application. Aftermarket navigation means product installation and activation of the navigation function post-production of the Vehicle.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement, 12/2009 pg. 12	Licensee
CA_0033200_2	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

Definitions for the above Value Added Product(s) and related pricing:

“Active Monthly User” is defined as any single individual or device (including a vehicle) that accesses the Value Added Product at least [*****] in a calendar month even if only for occasional use.

“Black-box Device” means a hardware device whose primary function is to provide real-time calculation of point-to-point Routing, Turn-by-Turn Navigation, Map Display, Geocoding. A Black-box Device or application can be used to provide and/or produce locational and directional information such as Locations, Directions or Map Display via a single sensor. A Black-box Device is embedded in the vehicle and can’t operate fully as a navigation device detached from the vehicle. A Black-box Device is not sold in combination with a display screen and is usually attached to a car audio or multimedia screen.

“Directions” means visual, verbal, and/or textual representation of a Route and/or Location (s).

“Event” or “Transaction” means [*****] usage session which allows an End User to determine a Location, render a Map Display, search POIs, perform Turn-by-Turn Navigation, and/or calculate a Route, which session is limited to the aforementioned activities occurring in a time period of [*****], during which interruptions are allowed.

“Geocode(ing)” means the assigning of a longitude/latitude coordinate to an address in relation to and as part of the Licensed Tele Atlas Products by means of interpolation.

“In-Vehicle Component” means a device which includes an in-dash or fixed mounted systems in which the Licensed Tele Atlas Products will reside.

“Large Country” shall mean France, Germany, Italy, Poland, Spain, Turkey and the United Kingdom.

“Location” means a point such as a longitude/latitude coordinate used to represent a physical location.

“Map Display” means a visual rendering of any portion of the Value Added Product which may display lines, points or polygons that are sourced, in whole or in part, from the Licensed Tele Atlas Products.

“Map Display Only – Single Sensor” means generation of a vector or rastor map associated with a single application request that results in one (1) or more Geocodes (or Reverse Geocodes) generated automatically, using technology such as global positioning system (“GPS”) or network triangulation, and the End User is not receiving Routes or Real-Time Updates.

“Map Display & Routing – No Sensor” means generation of a vector or rastor map and/or text associated with a single application request that results in two (2) or more Geocodes (or Reverse Geocodes), and the generation of Turn-by-Turn Navigation for applications where the End User’s Location is not determined automatically using technology such as GPS or network triangulation. There is no Navigation or Real-Time Updates.

“Map Display & Routing – Sensor” means generation of a vector or rastor map and/or text associated with a single application request that results in two (2) or more Geocodes (or Reverse Geocodes), and the generation of Turn-by-Turn Navigation for applications where the End User’s Location is determined automatically using technology such as GPS or network triangulation, and the End User is not receiving Real-Time Updates and/or prompting in conjunction with the use of these Directions.

“Map Transaction” means the Map Display created from the Licensed Tele Atlas Products in response to an End User’s request for a place or a search query. A Map Display viewed within the same usage session shall be counted as one Transaction for the same request or search query. However, the

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement, 12/2009 pg. 13	Licensee
CA_0033200_2	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

following shall not be counted as a separate Transaction within the same session: (i) any pan or zoom on the Map Display; (ii) any geocoding or reverse geocoding performed to show the Map Display; (iii) any display of a POI or search results on the Map Display; (iv) when a Map Display is shown based on the End User’s last remembered request for a place or search query; and (v) a Map Display shown without an End User’s request for a place or search query.

“Mobile Asset” means any mobile assets such as cars, vans, trucks, boats, trailers, buses, personnel, etc., equipped with the mobile component of the Value Added Product. The mobile unit(s) need not be attached to the mobile asset, self-propelled or motorized.

“Navigation System” means an application used to provide and/or produce driver-assisted information such as, but not limited to vehicle Location, Directions or Map Display with an In-Vehicle Component.

“Navigation with Sensor” means generation of a vector or rastor map and/or text associated with a single application request that results in two (2) or more Geocodes (or Reverse Geocodes), and the generation of Turn-by-Turn Navigation for applications where the End User’s Location is determined automatically using technology such as GPS or wireless network triangulation, and is receiving Real-Time Updates and/or Turn-by-Turn Navigation via a wireless handset or device in conjunction with the use of Location tracking technology such as GPS or wireless network triangulation.

“Reverse Geocode(ing)” means the assigning of an address, intersection or address range to a longitude/latitude coordinate in relation to the Licensed Tele Atlas Products by means of interpolation.

“Route” means the use of the Value Added Product to determine a logical means of progression from one Location to another.

“Route Optimization” means the use of the Value Added Product to determine a logical means of progression from one Location to another including the automatic planning of routes in such an order that the best path is provided to ensure time and cost savings.

“Route Transaction” means the calculation of a Route including the generation of the Route (the highlighted polyline that can be shown on a map) and/or the textual Directions. This type of transaction does not include a Map Transaction. The following shall not be counted as a separate Transaction within the same session: (i) when a Route Transaction is sent to a Value Added Product for a wireless device; and (ii) a Route Transaction for the same source and destination point that have been used in the same session.

“Sensor” means a global positioning satellite (“GPS”) receiving device or other devise capable of automatic location detection technology regardless of accuracy.

“Small Country” means all other countries in MultiNet® Europe not labeled as a Large Country and Russia.

“Turn-by-Turn Navigation” means Directions that step though each turn in a Route generating an itinerary. Turn-by-Turn Navigation will allow for the delivery of an itinerary through voice and/or audio prompting, Map Display and Directions as well the generation of a real-time itinerary(s) for single, or multiple, Route(s).

“Vehicle” means mobile assets such as cars, vans, trucks, boats, trailers, buses, etc., equipped with the In-Vehicle Component of the Value Added Product. The Vehicle(s) need not be self propelled or motorized.

“Web Transaction” means a Map Transaction or a Route Transaction.

Tele Atlas	TeleNav, Inc. License Agreement, 12/2009 pg. 14	Licensee
CA_0033200_2	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

Schedule C	Territory

Territories:

1. Worldwide

Additional provisions which apply to the Licensed Tele Atlas Products in/to the Territory or Territories

As of the Effective Date, the following copyright notice for the Tele Atlas® MultiNet® North America Licensed Products shall apply:

“© 2006 – 200_ Tele Atlas. All rights reserved. This material is proprietary and the subject of copyright protection and other intellectual property rights owned or licensed to Tele Atlas. Tele Atlas is an authorized distributor of selected Statistics Canada computer files under Agreement number 6776. The product includes information copied with permission from Canadian authorities, including © Canada Post Corporation, GeoBase®, and Department of Natural Resources Canada, All rights reserved. The product is sourced in part from Geography Division, Statistics Canada, 2008 Road Network File (RNF), 92-500-XWE/XWF. The incorporation of data sources from Statistics Canada within this product shall not be construed as constituting an endorsement by Statistics Canada of such product. The use of this material is subject to the terms of a License Agreement. You will be held liable for any unauthorized copying or disclosure of this material.”

Schedule D	License Period

License Period:	[*****] for all Value Added Products except Value Added Product A2, E and F. Value Added Product A2 shall be for [*****]. Value Added Product E and F shall continue for [*****].

Effective Date:	July 1, 2009

Expiration date of initial term:	[*****] for all Value Added Products except Value Added Product A2, E and F. [*****] for Value Added Product A2. [*****] for Value Added Product E and F.

Schedule E	Minimum Guarantee

Licensee shall pay to Tele Atlas an annual Minimum Guarantee in the amount of [*****] Dollars ($[*****]USD). Should Licensee fail to meet the Minimum Guarantee in any year of this Agreement, Tele Atlas shall immediately notify Licensee in writing, and Licensee shall have fifteen (15) days to pay the Minimum Guarantee. If Licensee fails to pay the Minimum Guarantee within such fifteen (15) days, Tele Atlas reserves the right to change the price of the Licensed Tele Atlas Products with thirty (30) days prior written notice to Licensee, which notice must be provided no later than forty-five (45) days after the original due date of the Minimum Guarantee.

The Minimum Guarantee is recoupable from sales of the Value Added Products.

Should the parties agree not to renew all of the Value Added Products except for [*****] after the initial term of the Agreement, the Minimum Guarantee shall not apply.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement, 12/2009 pg. 15	Licensee
CA_0033200_2	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

Schedule F	Payment Schedule of the Minimum Guarantee

The first Minimum Guarantee covering the period July 1, 2009 – June 30, 2010 shall be [*****]. In subsequent years, the Minimum Guarantee shall be paid by the anniversary date of the Effective Date of the Agreement.

Schedule G	Royalty Rate

Royalty Rate (Currency: USD and EUR)

Revenue Volume Incentive

In the event that Licensee exceeds the revenue volumes set forth in the table below with combination of Value Added Products [*****] during any applicable Agreement year, Tele Atlas will discount the remaining royalties for the combined revenue of Value Added Products [*****] only paid to Tele Atlas for the remainder of that Agreement year using the percentage indicated in the corresponding “% Off Additional Royalties” column in the table below. The discount is not cumulative and shall not affect previous levels of royalties paid to Tele Atlas, royalties for Value Added Product [*****], Value Added Product [*****], or Value Added Product [*****], nor shall it affect the Minimum Guarantee due Tele Atlas.

Revenue Volume	% Off Additional Royalties
[*****]	[*****]%
[*****]	[*****]%
[*****]	[*****]%
[*****]	[*****]%
[*****]	[*****]%
[*****]	[*****]%

Marketing Development Fund (“MDF”):

The parties agree that [*****] of the revenue paid to Tele Atlas will be placed into a Market Development Fund (the “MDF”) for the first two (2) years of the Agreement only. An additional [*****] will be placed into this MDF, if Tele Atlas has [*****] of Licensee’s new monthly Subscribers, for each month, up to [*****] after the launch of the Value Added Product A1 with Tele Atlas data but in no case shall such time period exceed the first [*****] of the Agreement. Subscribers under Value Added Product [*****], Value Added Product [*****], Value Added Product [*****] and Value Added Product [*****] pricing shall not be included in this MDF. The MDF will be used for the promotion of the Value Added Products only. The parties shall work together on a joint marketing plan that will include, but not limited to, the use of the MDF.

Value Added Product A1

Value Added Product A1 shall be comprised of the following Licensed Tele Atlas Products:

Tele Atlas® MultiNet® Europe, coverage for Austria, Belgium & Luxembourg, Bulgaria, Croatia, Czech Republic, Denmark, Estonia, Finland, France (including Monaco), Germany, Greece, Hungary, Italy (including Vatican City and San Marino), Latvia, Liechtenstein, Lithuania, The Netherlands, Norway, Poland, Portugal, Republic of Ireland, Russia, Slovakia, Slovenia, Spain (including Andorra, Gibraltar & Malta), Sweden, Switzerland, Turkey, and the United Kingdom (including Chanel Islands & Isle of Man), (collectively referred to as “MultiNet® Europe”).

Tele Atlas® MultiNet® North America, coverage for the United States and Canada

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement, 12/2009 pg. 16	Licensee
CA_0033200_2	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

Tele Atlas® Address Points North America, coverage for the United States and Canada.

Tele Atlas® MultiNet® Premium Points of Interest North America, coverage for the United States and Canada.

Tele Atlas® MultiNet® Points of Interest Europe – Austria, Belgium & Luxembourg, Denmark, Finland, France, Germany, Italy (incl. San Marino), The Netherlands, Norway, Portugal, Republic of Ireland, Spain (incl. Andorra), Sweden, Switzerland and the United Kingdom

Tele Atlas® Brand Icons, coverage as outlined in the product release notes.

Extended features for Value Added Product A1 as described in Schedule B.

Licensee shall elect and notify Tele Atlas in writing on within [*****] business days of the beginning of each month the basis on which Licensee shall pay to Tele Atlas for usage in a month under the End User or Transaction model. If no election is made for a month, the prior month’s model shall apply. For example if Licensee notifies Tele Atlas that Licensee shall have five thousand (5,000) specific End Users then the remaining usage shall be calculated against the Transaction pricing.

Table 1: Subscription pricing (Value Added Product A1)

	Map Display and Routing- Sensor	Map Display and Routing – Sensor w/ POIs	Navigation with Sensor	Navigation with Sensor and POIs	Navigation with Sensor and with Address Points
US & Canada per End User per month	[*****]	[*****]	[*****]	[*****]	[*****]
North America per End User per Day	[*****]	[*****]	[*****]	[*****]	[*****]
North America per Transaction	[*****]	[*****]	[*****]	[*****]	[*****]
Full Europe/w Russia per End User per month	[*****]	[*****]	[*****]	[*****]	[*****]
Small Country per End User per month	[*****]	[*****]	[*****]	[*****]	[*****]
Large Country per End User per month	[*****]	[*****]	[*****]	[*****]	[*****]
Full Europe w/ Russia per Transaction	[*****]	[*****]	[*****]	[*****]	[*****]

Value Added Product A2

Lifetime Sales: Application is sold with map data from the year of sale. The application and data is available for perpetuity (e.g., if the application is bought in 2009, application will leverage the most current data from 2009. Post 2009, the application will continue to access the 2009 data only. More current data will require a new purchase.)

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement, 12/2009 pg. 17	Licensee
CA_0033200_2	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

Monthly Subscription Sales. Application contains the most current quarterly data from Tele Atlas. Usage expires when subscription expires.

Value Added Product A2 shall be comprised of the following Licensed Tele Atlas Products:

Tele Atlas® MultiNet® North America, coverage for the United States and Canada

Tele Atlas® MultiNet® Premium Points of Interest North America, coverage for the United States and Canada.

Extended features for Value Added Product A2 as described in Schedule B.

For Monthly Subscription Sales, Licensee shall pay to Tele Atlas [*****] per subscription per month.

For Lifetime Sales, Licensee shall pay to Tele Atlas the greater of [*****] of Licensee’s [*****] or [*****] per device.

Value Added Product A3

Value Added Product A3 shall be comprised of the following Licensed Tele Atlas Products:

Tele Atlas® MultiNet® North America, coverage for the United States and Canada

Tele Atlas® Address Points North America, coverage for the United States and Canada.

Extended features for Value Added Product A3 as described in Schedule B

Licensee shall elect and notify Tele Atlas in writing within [*****] business days of the beginning of each month to pay to Tele Atlas either: (a) [******] per month per [*****] Bundle Subscriber regardless of usage of the Value Added Product [*****] containing the Licensed Tele Atlas Products (this option excludes POIs); or (b) in accordance with the pricing set forth in Table 1 for Value Added Product A1. If no election is made for a month, the prior month’s model shall apply.

Terms:

Licensee shall report the total number of [*****] Bundle Subscribers on a monthly basis. The total number of [*****] Bundle Subscribers is defined as all [*****] Plan or similar bundled data plan subscribers regardless of the Value Added Product [*****] use.

All [*****] Bundle Subscribers are to be reported according to the pricing terms in this agreement.

Value Added Product A4:

Value Added Product A4 shall be comprised of the following Licensed Tele Atlas Products:

Tele Atlas® MultiNet® Europe, coverage for Austria, Belgium & Luxembourg, Bulgaria, Croatia, Czech Republic, Denmark, Estonia, Finland, France (including Monaco), Germany, Greece, Hungary, Italy (including Vatican City and San Marino), Latvia, Liechtenstein, Lithuania, The Netherlands, Norway, Poland, Portugal, Republic of Ireland, Russia, Slovakia, Slovenia, Spain (including Andorra, Gibraltar & Malta), Sweden, Switzerland, Turkey, and the United Kingdom (including Chanel Islands & Isle of Man), (collectively referred to as “MultiNet® Europe”).

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement, 12/2009 pg. 18	Licensee
CA_0033200_2	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

Tele Atlas® MultiNet® North America, coverage for the United States and Canada

Tele Atlas® Address Points North America, coverage for the United States and Canada.

Tele Atlas® MultiNet® Premium Points of Interest North America, coverage for the United States and Canada.

Tele Atlas® MultiNet® Points of Interest Europe – Austria, Belgium & Luxembourg, Denmark, Finland, France, Germany, Italy (incl. San Marino), The Netherlands, Norway, Portugal, Republic of Ireland, Spain (incl. Andorra), Sweden, Switzerland and the United Kingdom

Tele Atlas® Brand Icons, coverage as outlined in the product release notes.

Extended features for Value Added Product A4 as described in Schedule B

Table 2: Perpetual Pricing per device (Value Added Product A4)

	Map Display and Routing- Sensor	Map Display and Routing – Sensor w/POIs	Navigation with Sensor	Navigation with Sensor and POIs
North America USA	[*****]	[*****]	[*****]	[*****]
North America USA & Canada	[*****]	[*****]	[*****]	[*****]
Full Europe w/ Russia	[*****]	[*****]	[*****]	[*****]
Small Country	[*****]	[*****]	[*****]	[*****]
Large Country	[*****]	[*****]	[*****]	[*****]

Value Added Product B

Value Added Product B shall be comprised of the following Licensed Tele Atlas Products:

Tele Atlas® MultiNet® Europe, coverage for Austria, Belgium & Luxembourg, Bulgaria, Croatia, Czech Republic, Denmark, Estonia, Finland, France (including Monaco), Germany, Greece, Hungary, Italy (including Vatican City and San Marino), Latvia, Liechtenstein, Lithuania, The Netherlands, Norway, Poland, Portugal, Republic of Ireland, Russia, Slovakia, Slovenia, Spain (including Andorra, Gibraltar & Malta), Sweden, Switzerland, Turkey, and the United Kingdom (including Chanel Islands & Isle of Man), (collectively referred to as “MultiNet® Europe”).

Tele Atlas® MultiNet® North America, coverage for the United States and Canada

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement, 12/2009 pg. 19	Licensee
CA_0033200_2	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

Tele Atlas® MultiNet® Premium Points of Interest North America, coverage for the United States and Canada.

Tele Atlas® MultiNet® Points of Interest Europe – Austria, Belgium & Luxembourg, Denmark, Finland, France, Germany, Italy (incl. San Marino), The Netherlands, Norway, Portugal, Republic of Ireland, Spain (incl. Andorra), Sweden, Switzerland and the United Kingdom

Tele Atlas® Brand Icons, coverage as outlined in the product release notes.

Extended features for Value Added Product B as described in Schedule B

Pricing is for perpetual use, per End User per Mobile Unit. (Value Added Product B)

	Per Mobile Unit w/o POIs	Per Mobile Unit w/ POIs
Canada	[*****]	[*****]
USA	[*****]	[*****]
North America (US & Canada)	[*****]	[*****]
Small Country Europe	[*****]	[*****]
Large Country Europe	[*****]	[*****]
Full Europe w/ Russia	[*****]	[*****]

Value Added Product C:

Value Added Product C shall be comprised of the following Licensed Tele Atlas Products:

Tele Atlas® MultiNet® Europe, coverage for Austria, Belgium & Luxembourg, Bulgaria, Croatia, Czech Republic, Denmark, Estonia, Finland, France (including Monaco), Germany, Greece, Hungary, Italy (including Vatican City and San Marino), Latvia, Liechtenstein, Lithuania, The Netherlands, Norway, Poland, Portugal, Republic of Ireland, Russia, Slovakia, Slovenia, Spain (including Andorra, Gibraltar & Malta), Sweden, Switzerland, Turkey, and the United Kingdom (including Chanel Islands & Isle of Man), (collectively referred to as “MultiNet® Europe”).

Tele Atlas® MultiNet® North America, coverage for the United States and Canada

Tele Atlas® MultiNet® Mexico

Argentina and Uruguay Partner Product

Chile Partner Product

Tele Atlas® ConnectPlus Brazil

Tele Atlas® MultiNet® Bahrain

Tele Atlas® MultiNet® Oman

Tele Atlas® MultiNet® Qatar

Tele Atlas® MultiNet® Saudi Arabia

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement, 12/2009 pg. 20	Licensee
CA_0033200_2	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

Tele Atlas® MultiNet® United Arab Emirates

Tele Atlas® MultiNet® Jordan – commencing upon commercial release

Tele Atlas® MultiNet® Uruguay – commencing upon commercial release

Tele Atlas® MultiNet® Chile – commencing upon commercial release

Tele Atlas® MultiNet® Argentina – commencing upon commercial release

Tele Atlas® MultiNet® Brazil – commencing upon commercial release

Tele Atlas® MultiNet® Kuwait

Licensee shall (i) use commercially reasonable efforts to deploy advertising content within Value Added Product C at each launch and (ii) pay Tele Atlas [*****] of all advertising gross revenue recognized by Licensee from Value Added Product C (“Advertising Share”), unless Licensee (a) does not meet the volume requirements set forth below, or (b) uses map/geographical data that is not from Tele Atlas as provided below. However, provided Licensee meets such requirements and usage of Value Added Product C includes Premium POI, then in addition to the Advertising Share, Licensee shall also pay Tele Atlas [*****] per use Transaction or [*****] per month per End User. Licensee must choose and notify Tele Atlas in writing within [*****] business days of the beginning of each month for all Value Added Product C usage that includes Premium POI. Should Licensee fail to notify Tele Atlas of such choice prior to the start of a month, the previous month’s selection shall remain in effect. If (a) or (b) occurs, or Licensee otherwise does not meet the requirements of Value Added Product C set forth herein, Licensee shall pay to Tele Atlas the or (b) [*****] per user Transaction without Premium POIs or [*****] per user Transaction with Premium POIs (“Usage Fee”). In all cases, total Transaction fees due per month shall not exceed [*****] per individual active user with Premium POIs, and [*****] per individual active user without Premium POIs.

Volume Requirements. To maintain the above Value Added Product C pricing with Tele Atlas, Licensee agrees that it will maintain during the Term of the Agreement, at least [*****] of its US business and at least an aggregate of [*****] of its total global business in those geographic areas offered by Tele Atlas covered by this Agreement, which includes or uses map/geographical data to the applicable Value Added Products using the Licensed Tele Atlas Products pursuant to this Agreement. In the event Licensee does not meet such volume requirement for a particular period, pricing for any Value Added Product C during that period will be determined in accordance with the applicable scope for Value Added Products A1.

Teaser Use. Licensee agrees that it will provide a prominently displayed upgrade path (e.g. button, link), to users of Value Added Product C in every user session of Value Added Product C to upgrade users to Value Added Product A, and as soon as possible after the expiration of the initial sixty (60) day period of use of Value Added Product C. If the Licensed Tele Atlas Product(s) are used for any deployments of Value Added Product C, the Licensed Tele Atlas Product(s) must also be used for the Value Added Product A.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement, 12/2009 pg. 21	Licensee
CA_0033200_2	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

Value Added Product D – North American Coverage

Value Added Product D shall be comprised of the following Licensed Tele Atlas Products:

Tele Atlas® MultiNet® Europe, coverage for Austria, Belgium & Luxembourg, Bulgaria, Croatia, Czech Republic, Denmark, Estonia, Finland, France (including Monaco), Germany, Greece, Hungary, Italy (including Vatican City and San Marino), Latvia, Liechtenstein, Lithuania, The Netherlands, Norway, Poland, Portugal, Republic of Ireland, Russia, Slovakia, Slovenia, Spain (including Andorra, Gibraltar & Malta), Sweden, Switzerland, Turkey, and the United Kingdom (including Chanel Islands & Isle of Man), (collectively referred to as “MultiNet® Europe”).

Tele Atlas® MultiNet® North America, coverage for the United States and Canada

Tele Atlas® MultiNet® Premium Points of Interest North America, coverage for the United States and Canada.

Tele Atlas® MultiNet® Points of Interest Europe – Austria, Belgium & Luxembourg, Denmark, Finland, France, Germany, Italy (incl. San Marino), The Netherlands, Norway, Portugal, Republic of Ireland, Spain (incl. Andorra), Sweden, Switzerland and the United Kingdom

Tele Atlas® Brand Icons, coverage as outlined in the product release notes.

Mobile Units shall be calculated based on the aggregate of all monthly Map Display-Sensor, Map Display and Routing-Sensor, and Navigation with POIs units.

The fees below are all monthly per End User per Mobile Unit.

Value Added Product D1: Map Display- Sensor for North America (US & Canada)	Value Added Product D1: Map Display- Sensor for Europe	Value Added Product D2: Map Display and Routing- Sensor for North America (US & Canada)	Value Added Product D2: Map Display and Routing- Sensor for Europe	Value Added Product D3: Map Display, Routing and Route Optimization- Sensor for North America (US & Canada)	Value Added Product D4: Navigation with POIs for North America (US & Canada)
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Value Added Product E:

Basic Map + Extended Features + Voice Map (2-Way) & 3D Landmarks for:

US & Canada

Licensed Tele Atlas Product	Coverage	Royalties
Base Map + Extended Features + Voice Map (2-way) & 3D Landmarks	US/CAN	[*****]/license

Tele Atlas® MultiNet® Premium Points of Interest file including Brand Icons

This shall be in addition to the pricing above.

Licensed Tele Atlas Product	Coverage	Royalties
Premium POI’s & Brand Icons	US/CAN	[*****]/license

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement, 12/2009 pg. 22	Licensee
CA_0033200_2	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

US, Canada, Mexico

Licensed Tele Atlas Product	Coverage	Royalties
Base Map + Extended Features + Voice Map (2-way) & 3D Landmarks	US/CAN/MEX	[*****]/license

Tele Atlas® MultiNet® Premium Points of Interest file including Brand Icons

This shall be in addition to the pricing above.

Licensed Product	Coverage	Royalties
Premium POI’s & Brand Icons	US/CAN/MEX	[******]/license

Tele Atlas Speed Profiles

This shall be in addition to the pricing above.

Licensed Tele Atlas Product	Coverage	Royalties
Tele Atlas Speed Profiles (use of Average Speed only)	US/CAN	[*****]/license
Tele Atlas Speed Profiles	US/CAN	[*****]/license

Tele Atlas® MultiNet® 2D CityMaps

This shall be in addition to the pricing above.

Licensed Tele Atlas Product	Coverage	Royalties
2D CityMaps North America	US/CAN	[*****]/license

Rest of World

Licensed Tele Atlas Product	Coverage	Royalties
Base Maps + Premium POI’s (where available)	South America*	[*****]/license
Base Maps	Middle East**	[*****]/license

*	Region South America, coverage for Argentina, Brazil, Chile and Uruguay

*	Region Middle East, coverage for Bahrain, Jordan, Kuwait, Oman, Qatar, Saudi Arabia, United Arab Emirates

Should Voice Maps and/or Points of Interest (other than Brazil or Argentina) become available for the Middle East and/or South America, the Licensed Tele Atlas Products may be made available for a fee at a similar discount level.

Additional Restrictions:

•	The above pricing is being offered exclusively for the [*****] Navigation platform.

•

Pricing is based on the exclusive use of Tele Atlas Base Map and Enhancement features for the [*****] Navigation platform for North America; United States, Canada & Mexico for the term of this Agreement.

•

Tele Atlas pricing requires exclusive use of Tele Atlas® MultiNet® map data whenever other Tele Atlas Premium products (3D Landmarks, Premium POIs, Voice Maps, Speed Profiles, etc) are based on vehicle volume for the features listed above and previously quoted.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement, 12/2009 pg. 23	Licensee
CA_0033200_2	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

•	Tele Atlas requires that the end consumer system includes a copy protection and a VIN registration mechanism, such that the map media can clearly be assigned to only one (1) vehicle at a time.

Value Added Product F:

Value Added Product F shall be comprised of the following Licensed Tele Atlas Products:

Tele Atlas® MultiNet® North America, coverage for the United States and Canada

Tele Atlas® MultiNet® VoiceMaps North America (1-Way), coverage for the United States and Canada.

Tele Atlas® MultiNet® Premium Points of Interest North America, coverage for the United States and Canada.

Tele Atlas® Brand Icons, coverage as outlined in the product release notes.

Licensed Tele Atlas Product	Coverage	Royalties
Base Maps + Premium POI’s, Voicemaps (1-way)	North America (US & Canada)	[*****]/license
Base Maps + Premium POI’s, Voicemaps (1-way), 3D Landmarks	North America (US & Canada)	[*****]/license

Value Added Product G:

Value Added Product G shall be comprised of the following Licensed Tele Atlas Products:

Tele Atlas® MultiNet® Europe, coverage for Austria, Belgium & Luxembourg, Bulgaria, Croatia, Czech Republic, Denmark, Estonia, Finland, France (including Monaco), Germany, Greece, Hungary, Italy (including Vatican City and San Marino), Latvia, Liechtenstein, Lithuania, The Netherlands, Norway, Poland, Portugal, Republic of Ireland, Russia, Slovakia, Slovenia, Spain (including Andorra, Gibraltar & Malta), Sweden, Switzerland, Turkey, and the United Kingdom (including Chanel Islands & Isle of Man), (collectively referred to as “MultiNet® Europe”).

Tele Atlas® MultiNet® North America, coverage for the United States and Canada

Tele Atlas® MultiNet® Mexico

Argentina and Uruguay Partner Product

Chile Partner Product

Tele Atlas® ConnectPlus Brazil

Tele Atlas® MultiNet® Bahrain

Tele Atlas® MultiNet® Oman

Tele Atlas® MultiNet® Qatar

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement, 12/2009 pg. 24	Licensee
CA_0033200_2	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

Tele Atlas® MultiNet® Saudi Arabia

Tele Atlas® MultiNet® United Arab Emirates

Tele Atlas® MultiNet® Jordan – commencing upon commercial release

Tele Atlas® MultiNet® Uruguay – commencing upon commercial release

Tele Atlas® MultiNet® Chile – commencing upon commercial release

Tele Atlas® MultiNet® Argentina – commencing upon commercial release

Tele Atlas® MultiNet® Brazil – commencing upon commercial release

Tele Atlas® MultiNet® Kuwait

Extended features for Value Added Product G as described in Schedule B

There will be no charge for first [*****] Web Transactions per month. Licensee shall pay to Tele Atlas [*****] per [*****] Web Transactions for BaseMaps + POI after the initial [*****] Web Transactions have been used but only for customers who have not licensed one of the other Value Added Products under this Agreement. Customers utilizing and paying for other Value Added Products in this Agreement who log-in to Licensee’s website are free of charge under this VAP G, however their Web Transactions count toward the first [*****].

Value Added Product H:

Value Added Product H shall be comprised of the following Licensed Tele Atlas Products:

Tele Atlas® MultiNet® Europe, coverage for Austria, Belgium & Luxembourg, Bulgaria, Croatia, Czech Republic, Denmark, Estonia, Finland, France (including Monaco), Germany, Greece, Hungary, Italy (including Vatican City and San Marino), Latvia, Liechtenstein, Lithuania, The Netherlands, Norway, Poland, Portugal, Republic of Ireland, Russia, Slovakia, Slovenia, Spain (including Andorra, Gibraltar & Malta), Sweden, Switzerland, Turkey, and the United Kingdom (including Chanel Islands & Isle of Man), (collectively referred to as “MultiNet® Europe”).

Tele Atlas® MultiNet® North America, coverage for the United States and Canada

Tele Atlas® MultiNet® Premium Points of Interest North America, coverage for the United States and Canada.

Tele Atlas® MultiNet® Points of Interest Europe – Austria, Belgium & Luxembourg, Denmark, Finland, France, Germany, Italy (incl. San Marino), The Netherlands, Norway, Portugal, Republic of Ireland, Spain (incl. Andorra), Sweden, Switzerland and the United Kingdom

Tele Atlas® Brand Icons, coverage as outlined in the product release notes.

Extended features for Value Added Product H as described in Schedule B

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement, 12/2009 pg. 25	Licensee
CA_0033200_2	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

	Navigation with single Sensor 1 calendar year of updates	Navigation with single Sensor 1 calendar year of updates including POIs
North America USA	[*****]	[*****]
North America USA & Canada	[*****]	[*****]
Full Europe w/ Russia	[*****]	[*****]
Small Country	[*****]	[*****]
Large Country	[*****]	[*****]

Value Added Product I:

Customers utilizing and paying for other Value Added Products in this Agreement who use Geocoding are [*****] under this VAP I.

Value Added Product J:

POI usage on other than Tele Atlas maps per month per Active Monthly User
North America USA & Canada	[*****]
Full Europe	[*****]

Value Added Product K:

Value Added Product K shall be comprised of the following Licensed Tele Atlas Products:

Tele Atlas® MultiNet® North America, coverage for the United States and Canada

Tele Atlas® MultiNet® VoiceMaps North America (1-Way), coverage for the United States and Canada.

Tele Atlas® MultiNet® Premium Points of Interest North America, coverage for the United States and Canada.

Tele Atlas® Brand Icons, coverage as outlined in the product release notes.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement, 12/2009 pg. 26	Licensee
CA_0033200_2	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

Licensed Tele Atlas Product	Coverage	Royalties
Base Maps + Premium POI’s, Voicemaps (1-way)	North America (US & Canada)	[*****]/license
Base Maps + Premium POI’s, Voicemaps (1-way), 3D Landmarks	North America (US & Canada)	[*****]/license

Schedule H	Royalty Reports and Payment

A monthly licensing revenue report (Royalty Report) shall be delivered by Licensee to Tele Atlas within [*****] days after the end of each calendar [*****] during the License Period. Upon receiving the report from Licensee, Tele Atlas shall convert each of the Euros into US Dollars at the then-current exchange rate and invoice Licensee accordingly. Such report shall contain the total number of users of the [*****] Bundle Plan or similar bunded data plan which is defined as all unique [*****] Bundle Subsrcibers that use the [*****] navigator application.

Royalty payments are due the earlier of [*****] days following the end of the [*****] to which the Royalty Report applies, or [*****] days from date of invoice.

Once Licensee has exceeded the Minimum Guarantee, Licensee shall commence paying royalties in accordance with the Agreement.

Schedule I	Digital rights management

No current policy in place.

Insurance

Licensee shall obtain, at its own cost and expense, comprehensive commercial general liability insurance with coverage of at least One Million Dollars ($1,000,000).

Termination of Previous Agreement

Tele Atlas and Licensee are conducting business under the Value Added Reseller Agreement No. 000 1039 dated February 26, 2006, the Value Added Reseller Agreement Amendment #1 No. 000 1039-1 dated August 1, 2006, and the Value Added Reseller Agreement Amendment #2 No. 000 1039-2 dated April 1, 2008 (together the “Previous Agreements”). Upon execution of this Agreement, the Previous Agreements will terminate. Licensee’s obligations as outlined in Section 9.5 of the Previous Agreements, including Licensee’s payment obligations will continue and survive such termination.

NOTICES

Notices and other statements in connection with this Agreement must be in writing, in the English language, and may only be given by way of a letter sent by courier, by regular mail or by telefax.. For all notices and all other matters relating to this Agreement, each Party nominates the address referred to below as its place of residence:

If to Tele Atlas:	If to Licensee:
Tele Atlas North America, Inc.	TeleNav, Inc.
11 Lafayette Street	1130 Kifer Rd
Lebanon, NH 03766-1445	Sunnyvale, CA 94086
USA	USA

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement, 12/2009 pg. 27	Licensee
CA_0033200_2	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

Attn: Legal Department	Attn: Loren Hillberg, General Counsel
Phone: [phone number]	Phone: [phone number]
Fax: [fax number]	Fax: [fax number]
Email: [email address]	Email: [email address]

A notice shall be considered delivered and effective upon actual receipt and in any case no later than seven (7) days after the notice was sent.

This offer is valid provided that the Agreement is executed and returned to Tele Atlas by December 15, 2009.

In witness whereof, the parties have signed and executed this Agreement in twofold.

Tele Atlas: Tele Atlas North America, Inc.	Licensee: TeleNav, Inc.

/s/ Maarten van Gool	/s/ Douglas S. Miller
[duly authorized]	[duly authorized]

Maarten van Gool	Douglas S. Miller
(print or type name)	(print or type name)

CFO	CFO
title	title

8-12-2009	Dec 8, 2009
date	date

Tele Atlas	TeleNav, Inc. License Agreement, 12/2009 pg. 28	Licensee
CA_0033200_2	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

GENERAL TERMS AND CONDITIONS

1	DEFINITIONS

1.1	Capitalised words, including those used in the preamble, Specific Provisions (Schedules) and Annexes of this Agreement, shall have the meaning as defined herein:

“Affiliate” means with respect to a Party to this Agreement, any corporation, limited, liability company, partnership or other business enterprise:

(a)	Which owns or controls, directly or indirectly, more than fifty percent (50%) of the voting rights with respect to the election of directors or managers, or which has practical control directly or indirectly, of the Party;

(b)	Of which more than fifty percent (50%) of the voting rights with respect to the election of directors or managers is owned or controlled, directly or indirectly, by or which is under the practical control directly or indirectly of, the Party; or

(c)	Of which more than fifty percent (50%) of the total voting rights with respect to the election of directors or managers is owned or controlled, directly or indirectly, by, or which is under the practical control directly or indirectly of, any corporation, limited liability company, partnership or other business enterprise described by subsections (a) or (b) above.

Any corporation, limited liability company, partnership or other business enterprise which would at any time be an Affiliate of a Party by reason of the foregoing, shall be considered an Affiliate for purposes hereof only for so long as the foregoing conditions are met. For purposes hereof, no Party shall be considered an Affiliate of the other Party.

“Agreement” means this license agreement including the Specific Provisions (Schedules), General Terms and Conditions and Annexes.

“Competitor” means any person or entity engaged in the business of developing, marketing or supporting products the same or similar to the Licensed Tele Atlas Products, including but not limited to Navteq Corporation and any of its present and/or future group companies.

“Confidential Information” has the meaning given to it in Article 13.1.

“Data” means any text, graphics, audio, visual and or audio/visual material, applications, database content or other multimedia content, information and materials which form part of the Tele Atlas Database.

“Database” means a collection of independent works, data or other materials arranged in a systematic or methodical way and individually accessible by electronic or other means.

“Derivative Work” means any work which uses or is based upon the Tele Atlas Database and/or a significant part of the Data, such as a revision, modification, translation, abridgment, condensation, expansion, collection, compilation or any other form in which the Tele Atlas Database and/or the Data may be adapted, transformed, extracted or reutilised or upon which a service may be based.

“Distributor” means a business entity which directly or indirectly distributes the Value Added Products for Licensee.

“Edits” means additions, modifications, information or other items related to, based upon or done while using the Licensed Tele Atlas Products by Licensee. Edits include but are not limited to additions, changes or corrections to the road geometry, map attributes, address points or street names and user feed back.

“Effective Date” means the date on which this Agreement enters into force between the parties, as specified in Schedule D.

“End User” means any entity or person who receives, uses a copy of or in any other way is granted access to the Data, the Tele Atlas Database, Licensed Tele Atlas Products, the Value Added Products or the information contained therein for its own internal use in accordance with the terms and conditions of Annex II and Annex III to this Agreement.

“Exchange Rate” shall for any currency be the rate set by the concertation procedure between central banks within and outside the European System of Central Banks on the applicable date specified by a provision of this Agreement.

“Governing Law” has the meaning ascribed thereto in Article 19.1.

“Intellectual Property” means trademarks, service marks, trade names, domain names, logos, patents, inventions, design rights, copyrights, semi-conductor topography rights, and all other similar rights in any part of the world and including Know-how, including, where such rights are obtained or enhanced by registration, any registration of such rights and applications and rights to apply for such registrations.

“Know-how” means all technical and commercial information, data and documents of whatever nature, including without limitation drawings, specifications, photographs, samples, models, processes, procedures, reports and correspondence, including any intellectual property rights and other rights for the protection of know-how as they may exist and including trade secrets, whether such rights are established by statute, convention, treaty, case law or contract.

“License” means the License as referred to in Article 2 below, under the further conditions as specified in the Specific Provisions (Schedules).

“License Period” means the period provided in Schedule D during which the License is granted to Licensee, without prejudice to the provisions of this Agreement relating to early termination.

“Licensed Tele Atlas Product(s)” means the (parts of the) Tele Atlas Database and any additional Tele Atlas Products, including Premium Tele Atlas Products, and/or applications provided to Licensee as listed in Schedule A, together with applicable documentation and Updates provided by Tele Atlas to Licensee.

“Minimum Guarantee” means the minimum license fees due by Licensee to Tele Atlas for the specified period(s), as included in Schedule E.

Tele Atlas	TeleNav, Inc. License Agreement – General Terms & Conditions, 12/2009 pg. 1	Licensee
CA_0033198_1	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

“Party” or “Parties” when used alone shall mean Tele Atlas and/or the Licensee as appropriate to the context in which the word is used; for the avoidance of doubt, third-party (or third party) shall mean a party or Person other than Tele Atlas or Licensee.

“Permitted Purposes” means the purposes included in Schedule B.

“Permitted Subcontractor” means a Distributor or Service Provider, which shall have a written contract with Licensee, containing the license restrictions as included herein, to perform contracted activities on behalf of Licensee in regard to the Licensed Tele Atlas Products, without being permitted to commercialise the Licensed Tele Atlas Products outside of the contracted activities.

“Premium Tele Atlas Product” means any Tele Atlas Product which is not customarily included or licensed in Tele Atlas’ standard digital map products and for which Tele Atlas may charge Licensee additional fees. As of the Effective Date of this Agreement, Premium Tele Atlas Products include but are not limited to: Advanced Driver Assistance System and Logistics Attribution; Tele Atlas Connect; Digital Elevation Models; Premium Points of Interest; Junction Views; HD Traffic; Speed Profiles; Voice Maps; 2D City Maps and other building footprint content; 3D City Maps content; and Address Points.

“Royalties” means the Royalties referred to in Schedules G and I.

“Royalty Report” means the report referred to in Schedule H.

“Samples” means the final commercial release of the Value Added Products.

“Secure Server” means a Server that meets the security criteria to be reasonably defined by Tele Atlas as may be revised from time to time (with as much advance written notice as reasonably possible, but no less than ninety (90) days, to Licensee) to address industry recognised vulnerabilities. Licensee shall use commercially reasonable efforts to comply with Tele Atlas’ security criteria.

“Server” means a computer that is owned or leased and controlled solely by Licensee or Service Provider.

“Service Provider” means a business entity which uses the Value Added Products for incorporation into a software application or solution provided to Distributors and/or End Users.

“Taxes” means the Taxes payable by Licensee as set out in Article 8.13-8.14 of this Agreement.

“Tele Atlas Data and Attributes” means all Data and attributes in the Tele Atlas Products including, but not limited to Data and attributes relating to speed limits, functional road classifications, speed category, road access restrictions and conditions, internal intersections links, manouver, house number ranges and other map attributes primarily used for route calculation rather than visual display.

“Tele Atlas Database” means the database of Tele Atlas, which contains Tele Atlas Data and Attributes including but not limited to (i) road geometry and street names; (ii) routing attributes that enable turn-by-turn navigation on such road geometry; and (iii) latitude and longitude of individual addresses and house number ranges.

“Tele Atlas Database Rights” and “Database Rights” shall mean the rights inuring to the author of a database pursuant to Directive 96/9/EC of the European Parliament and of the Council of 11 March 1996 on the legal protection of databases (known as the Database Directive), 1996 O.J. L77/20, as further enlarged upon by decisions of the courts of the European Union and its member states and by applicable national laws, which if not provided for in any local law where they may be infringed shall inure to Tele Atlas as contractual rights pursuant to this Agreement.

“Tele Atlas Products” means products developed and/or produced by Tele Atlas and or its Affiliates, such as geographic databases (including the Tele Atlas Database), digital maps, software applications, dynamic spatial data, and related materials.

“Territory” means the continents, countries and/or areas for which the License is granted, as specified in Schedule C.

“Update” means a new release of the Licensed Tele Atlas Products which incorporates additional or updated Data in a revised database or which incorporates any other change in the Data, the Tele Atlas Database or other Licensed Tele Atlas Products, which may be provided to Licensee as part of Licensed Tele Atlas Products included in Schedule A.

“Value Added Products” / “Value Added Services” means the products or services of Licensee adding value to the Data and/or the Tele Atlas Database, which are permitted by Tele Atlas and are specified in Schedule A. Value Added Products shall be deemed to include Value Added Services where applicable.

References and Headings

1.2	References to a person include any individual, company, partnership or unincorporated association (whether or not having separate legal personality) and to a company include any company, corporation or any body corporate, wherever incorporated.

1.3	Headings have been inserted for convenience of reference only and do not affect the interpretation of any of the provisions of this Agreement.

1.4	Any reference in this Agreement to any gender shall include all genders, and words importing the singular shall include the plural and vice versa.

Currency

1.5	All references to money, costs and payments in this Agreement are to money, costs and payments in the currency designated in Schedule G unless another currency is specifically indicated.

Tele Atlas	TeleNav, Inc. License Agreement – General Terms & Conditions, 12/2009 pg. 2	Licensee
CA_0033198_1	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

2	GRANT OF LICENSE

Scope of the License

2.1	Subject to the terms and conditions of this Agreement, Tele Atlas grants to Licensee and Licensee accepts, a non-exclusive, non-transferable License in the Territory (as set forth in Schedule C) for the duration of the License Period (Schedule D) to use the Licensed Tele Atlas Products as follows:

(a)	develop, manufacture and produce the Value Added Products for the Permitted Purposes listed in Schedule B; and

(b)	distribute, promote and advertise the Value Added Products, including by means of Permitted Subcontractors, Distributors or to End Users under the terms and provisions of this Agreement.

Licensee may demonstrate the Value Added Products without payment of fees to Tele Atlas provided that Licensee does not get paid any fees for such demonstration and any copies of the Licensed Tele Atlas Products used for demonstration purposes remain in the possession and control of Licensee at all times, except that users participating in the demonstrations may receive copies of the Value Added Products during the demonstration on portable devices for demonstration purposes only. Licensee may provide demonstration copies of the Value Added Products to Distributors and their respective dealers and sales agents without payment of fees to Tele Atlas, provided that all such entities only have access to the Value Added Products and Licensee receives no revenue for such demonstration copies.

Licensee may provide trial copies of the Value Added Products to customers for up to sixty (60) days without payment of fees to Tele Atlas provided that Licensee does not get paid any fees for such trial copies. Licensee shall use commercially reasonable efforts to obtain such customers’ commitment to purchase the Value Added Products at the time Licensee provides the trial copy (i.e., provide a 60 day free trial with automatic payment at the end of 60 days unless the customer opts out).

Territory

2.2	The License hereby granted extends only to the Territory (as set forth in Schedule C).

2.3	Licensee expressly acknowledges and agrees that it is not authorised to use any of the rights granted herein directly or indirectly outside of the Territory or Territories unless previously authorised in writing by Tele Atlas. In particular, Licensee shall not sell, distribute, promote, advertise or authorize to sell, distribute, promote, or advertise the Value Added Products outside the Territory.

License Period

2.4	The License granted hereunder shall take effect and terminate as of the dates specified in Schedule D, unless earlier terminated or renewed in accordance with the provisions of this Agreement.

All other use prohibited

2.5	This Agreement (including the Schedules and annexes) contains the full and complete grant of rights by Tele Atlas to Licensee under the License. Any other use by Licensee of the Data, the Tele Atlas Database and the Licensed Tele Atlas Products, including but not limited to use for any purposes other than the Permitted Purposes, use in any territories outside of the Territory, grant of any sublicense without permission of Tele Atlas, or any other use other than expressly permitted in this Agreement (including the Schedules and annexes) or in writing by Tele Atlas is strictly prohibited. Violation of this Article constitutes a material breach of this Agreement.

3	FURTHER OBLIGATIONS OF LICENSEE

Adherence to local laws

3.1	Any use, manufacturing, production, sale, distribution, advertising and promotion by Licensee of the Value Added Products shall be in accordance with all laws and regulations that apply in or to the Territory, provided, however, that if any local law or regulation conflicts with the Governing Law of this Agreement as stated in Article 19.1, and application of such local law or regulation is not mandatory, the Governing Law shall have precedence.

Storage of the Licensed Tele Atlas Products

3.2	The Licensed Tele Atlas Products must remain solely on the Secure Servers of Licensee or its Service Provider at all times except for caching, pre-caching, or secure transitory storage of map tiles or limited amounts of encrypted data, if such is strictly necessary for the execution of this Agreement.

Data transfer

3.3	In order to minimize data transfer time, Licensee is permitted to utilize the digital, vector-based distribution mechanisms known as Java Applets, Plug-in Mechanisms, Postscript, Amber or Portable Document Format (pdf) (each such mechanism in the version current at the date of this Agreement or in a substantially equivalent version, but not in any subsequent, substantially non-equivalent version without Tele Atlas’ prior written approval, to provide the Value Added Products to End Users in digital, vector-based form, provided that such digital form shall be invisible to End Users; and Licensee shall not offer the ability to or enable End Users to access, utilize or store the Licensed Tele Atlas Products in any digital, vector-based form.

Third party data

3.4	The Data provided by Tele Atlas as part of the Licensed Tele Atlas Products may include data which Tele Atlas licenses from third parties. Licensee shall comply with all requirements and restrictions of such third parties which are set forth in Annex III.

Use and protection of Tele Atlas Data and Attributes

3.5	Licensee expressly agrees, and it shall require Service Providers and Distributors to expressly agree that all Tele Atlas Data and Attributes in the Licensed Tele Atlas Products shall be used in the Value Added Products for reference, display and calculation purposes only. Notwithstanding this, specific house numbers may be derived from house number ranges and displayed to End Users to identify correlating locations satisfying search queries of End Users and Licensed Tele Atlas Products attributes of sign text may only be displayed or otherwise revealed in connection with a specific route for which driving directions and/or route guidance is provided to an End User.

3.6	Licensee shall not in any way expose Tele Atlas Data and Attributes as delivered to Licensee, whether or not as a part of the Value Added Products, or analysis or reporting based thereon to third parties, including Permitted Subcontractors, Distributors and End Users. For purposes of clarification, Licensee can utilize and display the reformatted Tele Atlas Data and Attributes in the Value Added Product. Licensee shall use protective measures to prevent third parties from accessing such Tele Atlas Data and Attributes, whether or not as a part of the Value Added Products, in a manner that enables such third parties to remove or disengage such attributes or to re-create any of the Licensed Tele Atlas Products or the Value Added Products, or a commercially useful part thereof.

Tele Atlas	TeleNav, Inc. License Agreement – General Terms & Conditions, 12/2009 pg. 3	Licensee
CA_0033198_1	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

No Derivative Works, competing products, alterations

3.7	Licensee may not, without the express prior written consent of Tele Atlas, use the Licensed Tele Atlas Products, Data or Edits to create any Derivative Work, product or service other than the Value Added Products explicitly permitted in Schedule B. This prohibition includes, without limitation, any extraction or reutilisation, creating or using any product or service competing with the Licensed Tele Atlas Products or any part thereof, compiling a database by using, extracting or reutilising the Tele Atlas Database or a substantial part of the Data contained therein, or the Tele Atlas Data and Attributes or using the Tele Atlas Database in combination with any other database of Competitors or other third parties whether or not to check, compare or benchmark the Licensed Tele Atlas Products against such other database, to the extent that any of the foregoing is not explicitly permitted by mandatory statutory law in the Territory.

3.8	Other than as expressly permitted in writing by Tele Atlas, Licensee may not make any additions, modifications, adaptations, or other alterations of or to the Licensed Tele Atlas Products, add any data to or in combination with the Data, or reverse engineer (any of) the Licensed Tele Atlas Products, except that Licensee may reformat or recompile the Data for use in Value Added Products, and add or associate features or attributes to the Data of a type not already included within the Licensed Tele Atlas Products. For purposes of clarification, Licensee may use its own data or other third party data in conjunction with the Licensed Tele Atlas Products, however, Licensee may not use the Premium Licensed Tele Atlas Products without also utilizing the Tele Atlas Database except as otherwise provided in the Schedules. In no event shall Licensee make any additions, modifications, adaptations, or other alterations that in any manner materially reduce, impair, or otherwise negatively impact upon the accuracy, completeness, integrity, or safety of the Data. Furthermore, Licensee may not, without Tele Atlas’ prior written consent, use the Data for the creation of any secondary or derived Database populated wholly or partially with Licensee’s data and/or data supplied or created by any third party, or use the structure and arrangement of the Tele Atlas Database to create such Database.

3.9	A material violation of any of the provisions of this Article 3 will entitle Tele Atlas, without prejudice to any other remedy by law or under this Agreement, to seek an immediate injunction or similar prohibition order in any court, tribunal or other legal authority of competent jurisdiction (notwithstanding the provisions of Articles 19.2 and 19.3). Licensee hereby recognizes and agrees that a material violation of this Article 3 will present an immediate risk of irreparable harm to Tele Atlas and that Tele Atlas may therefore apply for any injunction on such emergency, preliminary, accelerated or interlocutory basis as may be available in the relevant court, tribunal or other legal authority of competent jurisdiction (likewise notwithstanding the provisions of Articles 19.2 and 19.3).

3.10	Licensee shall further adhere to special directions and limitations of Tele Atlas set forth in Annex IV.

4	VALUE ADDED PRODUCTS

4.1	Licensee shall make sure that the Value Added Products comply with the requirements set forth in this Agreement.

Samples

4.2	Upon first request of Tele Atlas, Licensee will send/provide access to Tele Atlas two (2) complimentary Samples of each of the Value Added Products mentioned in the request, [*****], within two (2) weeks after such request.

Forecasts

4.3	Upon request by Tele Atlas, within [*****] after the end of each calendar [*****], Licensee shall deliver to Tele Atlas a non-binding updated forecast of the next [*****] with respect to sale by Licensee and its Distributors of the Value Added Products.

5	SUBLICENSES

5.1	Licensee shall not in any way provide any Licensed Tele Atlas Product or any part thereof to third parties other than as permitted in this Agreement or as required by mandatory law, court order or binding resolution of a government authority of competent jurisdiction, provided that Licensee shall (i) inform Tele Atlas sufficiently prior to the submission of the Licensed Tele Atlas Product or part thereof to a court or government authority; and (ii) ensure that the highest level of confidentiality available shall be applied to the submission.

Sublicenses

5.2	Licensee may only grant a sublicense to a Distributor pursuant to the conclusion of a written sublicense agreement containing terms substantially similar to those set forth in Annex IV, between Licensee and Distributor. Distributor shall not be a Competitor. Tele Atlas acknowledges that Licensee will be marketing and distributing the Value Added Products through Distributors; provided that such Distributors are not granted the right to access, possess or host the Licensed Tele Atlas Products (except as included as part of the Value Added Products). Distributors shall have no access, copying or other rights with respect to the Licensed Tele Atlas Products on a stand-alone basis; they may only copy and distribute the Value Added Products, SD cards, flash memory, other media, and pre-loaded portable devices to End Users pursuant to End User License Agreements. Licensee shall provide Tele Atlas with a monthly report identifying Licensee’s current Distributors entitled to distribute the Value Added Product pre-loaded on an SD card, flash memory, other media or portable device. Licensee shall promptly notify Tele Atlas of any violations of TANA’s proprietary rights by Distributors that come to Licensee’s attention.

5.3	Licensee shall promptly notify Tele Atlas in writing if Licensee becomes aware of any violation by third parties, including Service Providers, Distributors and End Users, of this Agreement or the agreement with a Service Provider or Distributor.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement – General Terms & Conditions, 12/2009 pg. 4	Licensee
CA_0033198_1	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

6	END USERS

Before delivering or providing access to the Value Added Product to an End User, Licensee will ensure that each copy of the Value Added Product is accompanied by a legally binding end user license agreement consistent with the License rights and restrictions of this Agreement and containing provisions at least as restrictive as those provisions identified in Annex II and Annex III.

7	SUPPORT

During the term of this Agreement, Tele Atlas will provide Licensee with support for the Licensed Tele Atlas Products, as detailed in Annex V.

8	FEES AND PAYMENTS

Minimum Guarantee

8.1	In consideration of the License granted herein, as well as the Licensed Tele Atlas Products provided to Licensee, Licensee shall pay Tele Atlas a Minimum Guarantee amount, as provided for in Schedule E, in accordance with the terms set out in Schedule F.

Royalty Rate

8.2	Licensee shall pay to Tele Atlas Royalties equal to the amount set forth in Schedule G in accordance with the terms provided for in Schedule H. No cost incurred in the manufacturing, production, sale, distribution, promotion or advertising of the Value Added Products or of the packaging and advertising materials shall be deducted from the Royalties payable by Licensee, and [*****] from the Royalties payable by Licensee shall be [*****] of Value Added Products. Except as otherwise stated, Licensee shall have an option for a [*****] return time frame for Value Added Products [*****]. [*****] shall start from the date at which Licensee sells the aforementioned Value Added Products.

Royalty Reporting

8.3	During the License Period, Licensee shall deliver within [*****] after the end of each [*****] a written Royalty Report to Tele Atlas. This Royalty Report shall be complete and accurate (certified to be accurate by an officer or other person authorised by Licensee), in English and shall contain:

(a)	A detailed calculation of the amount of Licensed Tele Atlas Product invoiced by Licensee;

(b)	A calculation of Royalties to be paid to Tele Atlas.

(c)	And such other information as Tele Atlas may need to report to its suppliers.

8.4	Such Royalty Report must also indicate any taxes required by law to be withheld together with any withholding tax certificates (if applicable). Where products sold by Licensee or Distributors include a unique identifier such as a serial number, Electronic Serial Number (ESN) or International Mobile Equipment Identifier (IMEI), such Royalty Report shall include a statement of the relevant number ranges for such products.

8.5	The Licensee shall respect the way of reporting indicated by Tele Atlas in the template of the Royalty Report in Annex VI.

8.6	Licensee shall provide such Royalty Reports to Tele Atlas whether or not any of the Value Added Products have been sold during the said period. It is understood that the timely rendering of all Royalty Reports required hereunder is essential under the terms of this Agreement.

8.7	For the avoidance of any doubt, the returns of Licensee’s Value Added Products [*****] Royalties paid or to be paid.

Royalty payment

8.8	Licensee shall pay the Royalties due in accordance with the provisions of Schedule I.

8.9	Licensee shall remit the Royalties due in excess of any previously paid advance sum, including but not limited to the advance Minimum Guarantee. All payments shall be accompanied by the Royalty Report rendered for the relevant [*****] period. The receipt or acceptance by Tele Atlas of any of the statements, any Royalties paid or the cashing of any Royalty cheque paid hereunder, shall not preclude Tele Atlas from questioning the accuracy or correctness thereof at any time. In the event that any inconsistencies or mistakes are discovered in such statements or payments, Licensee shall immediately rectify them and make the appropriate payment within fifteen (15) business days of such discovery.

8.10	In the event that Licensee fails to make any payments by the due date, Licensee shall be in default without any notice being required and shall owe Tele Atlas interest at the maximum allowable statutory rate at the time or [*****] per month, whichever is less, on the overdue amount. Interest shall accrue from the due date up to and including the date on which full payment is made.

8.11	There will be no deductions from any payments due to Tele Atlas because of any bank charges, conversion costs, sales use or taxes, “contingents”, quotas or any other taxes, levies or charges unless separately agreed to in writing by Tele Atlas.

8.12	Licensee shall not be excused from its payment obligations under this Agreement under any circumstances whatsoever.

Taxes

8.13	Licensee will pay any Taxes in relation to the Value Added Products, including withholding tax and other taxes payable in respect of any Royalties due to Tele Atlas, at whichever such rate as may be imposed by the relevant authorities in the Territory from time to time. For the avoidance of doubt, all Royalties due to Tele Atlas shall not include any amounts paid for such Taxes. However, if withholdings taxes become due based on the payments between the entities (whether due to changes in Tele Atlas’ or Licensee’s reporting or licensing under this Agreement), then the parties will negotiate in good faith as to which entity is responsible for such withholding taxes and the related payments due to Tele Atlas, and no such changes to the current reporting, payment or licensing arrangement between the parties will be effective until such agreement is reached. Tele Atlas will use reasonable efforts

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement – General Terms & Conditions, 12/2009 pg. 5	Licensee
CA_0033198_1	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

to deliver the Licensed Tele Atlas Products and Updates to Licensee electronically. In the event that Tele Atlas cannot deliver Licensed Tele Atlas Product to Licensee electronically, Tele Atlas will use reasonable efforts to notify Licensee in advance of the anticipated method of delivery. As of the Effective Date, Licensee has provided to Tele Atlas, a tax exemption reseller certificate and as long as such certificate remains current and valid, Tele Atlas shall not charge and Licensee shall not have to pay any California State sales tax. If the parties are unable to agree then Article 19.2 shall apply.

8.14	Licensee shall provide Tele Atlas with the appropriate documentation evidencing the payment of the Taxes by Licensee so that Tele Atlas may use the same for (foreign) tax credit purposes.

8.15	This Article intentionally left blank.

Payments

8.16	Unless otherwise instructed in writing by Tele Atlas, all payments due shall be made payable to Tele Atlas in accordance with the terms provided for in Schedule I using the bank details as set out on Tele Atlas’ invoice, or to any other party designated by Tele Atlas in writing.

9	ACCOUNTING AND INSPECTION

Maintenance of Records

9.1	The Licensee and its Affiliates shall keep, maintain and preserve in its principal place of business during the License Period and for at least [*****] following the expiration or termination of this Agreement or any renewals, complete and accurate records and accounts covering all transactions relating to this Agreement, including but not limited to, invoices, inventory records, shipment records, correspondence and all other pertinent records and accounts.

9.2	Such records and accounts shall be maintained in accordance with generally accepted accounting procedures and principles and shall be available for Tele Atlas’s inspection. Licensee shall make copies of such records available to Tele Atlas for the purpose of ascertaining the accuracy and correctness of such statements.

9.3	The Licensee and its Affiliates manufacturing and sales statistics shall permit to distinguish between the Licensed Tele Atlas Products (and any variation therein) and other products. Any ambiguity or indistinctness shall be interpreted against Licensee and its Affiliates, unless clarified and explained by Licensee.

Inspection

9.4	Upon demand of Tele Atlas, Licensee shall, at its own expense, furnish Tele Atlas with a detailed statement, where requested by Tele Atlas: signed and verified by Licensee’s chief financial officer or a person authorized by him, showing, to the extent applicable pursuant to Schedule I, the number, description and gross sales price of the Value Added Products covered by this Agreement, which have been distributed and/or sold by Licensee and its Affiliates up to the date of Tele Atlas’ demand.

9.5	Tele Atlas shall be at liberty, upon giving at least [*****] prior written notice to Licensee, to have an independent third party under reasonable confidentiality obligations, appointed by Tele Atlas, (“Inspectors”) examine the said records and accounts at any time during the License Period and for [*****] thereafter, during normal business hours but not more than [*****].

9.6	The Licensee must permit an Inspector, appointed byTele Atlas, during ordinary business hours to examine and verify all or any records required to be maintained by the Licensee under Clause 9.1 and any supporting records held by the Licensee as reasonably necessary to perform audit. The Licensee will make available, in the required form and in the required manner, all information and documentation, which is reasonably necessary for the proper performance of the Inspection.

9.7	The Licensee must give all commercially reasonable assistance necessary to the Inspectors to carry out their Inspection and permit the Inspectors to take copies of any of those records to the extent necessary to comply with applicable professional standards to keep a record of work performed such as for defense and archiving purposes.

9.8	Fees and expenses incurred in connection with Inspections shall be borne by Tele Atlas, unless such inspection shall reveal that an error of [*****] or more, in any audit period of twelve (12) or more consecutive months was made. In such case the fees and expenses in connection with the Inspection during which such error was discovered and forthwith all outstanding royalties with interest thereon calculated shall be borne by the Licensee.

9.9	Licensee shall use commercially reasonable efforts to include in the agreement with its Distributors a right for Licensee to audit such Distributors regarding their use of the Value Added Product and to obtain records and reports to support the inspections of Licensee by Tele Atlas permitted pursuant to this Article 9.

9.10	Within [*****] days of execution of this Agreement, the Parties shall use commercially reasonable efforts to perform an implementation review to assist Licensee in confirming its compliance with the tracking and reporting requirements herein. Tele Atlas shall provide a report to Licensee that details the results of such implementation review. Tele Atlas shall also provide Licensee with a detailed reporting format covering all required data categories that it requires for Licensee to properly report each month under Section 8. The Parties agree that such reporting format may change at any time during the term of this Agreement upon mutual agreement of the Parties.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement – General Terms & Conditions, 12/2009 pg. 6	Licensee
CA_0033198_1	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

10	INTELLECTUAL PROPERTY RIGHTS

Ownership of rights

10.1	Tele Atlas and its suppliers own all rights, including, but not limited to all Intellectual Property Rights in the Licensed Tele Atlas Products including the Data, the Tele Atlas Database, Premium Tele Atlas Products, Derivative Works, and any related Know-how and material, notwithstanding their invention, creation, or use by Licensee. Tele Atlas shall be entitled to use the same and to license the use of the same to others without restriction. Licensee agrees to provide Tele Atlas with Edits and grants Tele Atlas a non-exclusive, worldwide, royalty free, perpetual license to embed, incorporate and include the Edits should they choose to, in their sole discretion in the Tele Atlas Database.

Database rights

10.2	Without limiting the foregoing, Licensee acknowledges that the Tele Atlas Database is the result of substantial investments and protected by database rights as meant in the European Union Database Directive 96/9/EC, and Licensee acknowledges that the Tele Atlas Database may be protected by similar rights in other jurisdictions outside the European Union and that, without limiting the foregoing, Tele Atlas shall have the right to enforce such rights as contractual rights arising under this Agreement.

Trademarks

10.3	Licensee’s use of any trade names, logos, trademarks, service marks and other marks of Tele Atlas is subject to Tele Atlas’ prior written approval. Any good will arising out of the use thereof shall inure to the benefit of Tele Atlas.

Provision of data back to Tele Atlas

10.4	At the end of each [*****] Licensee will provide Tele Atlas with any data it has acquired and/or has incorporated in or added to its Value Added Products, and hereby grants Tele Atlas, subject to third party rights and restrictions and without limiting use of third party products, a perpetual, royalty-free license to use such data. This includes but is not limited to Edits, in the same format that Licensee creates or receives Edits from its (data) suppliers.

Non-assert

10.5	Licensee shall not assert any Intellectual Property rights owned by, or licensed to, Licensee and/or any of its affiliate companies against Tele Atlas and/or regarding any Licensed Tele Atlas Products or any other Tele Atlas Products, including but not limited to claims related to infringement of such Intellectual Property rights or any other similar liability, direct or indirect, by Tele Atlas.

11	PROTECTION AGAINST UNAUTHORIZED USE

11.1	Licensee will use all adequate organisational, technological and security measures to prevent unauthorized use of or access to the Licensed Tele Atlas Products, including the Data and the Tele Atlas Database, and to ensure that Licensed Tele Atlas Products are only used in accordance with the terms of this Agreement. Any unauthorized use of or access to the Licensed Tele Atlas Products, including the Data and the Tele Atlas Database, as a result of material violation by Licensee of this Article, entitles Tele Atlas to [*****] subject to [*****].

Intellectual Property (rights) notices

11.2	Licensee shall display the Tele Atlas logo and copyright notice, clearly legible, on all collateral, advertisements and product packaging referencing the Licensed Tele Atlas Products. Licensee shall use all commercially reasonable efforts to include the following notice on every copy, or in the “about box” of or in a similar type of attribution location in the Value Added Product:

“© 2006-200_ Tele Atlas. All rights reserved. This material is proprietary and the subject of copyright protection, database right protection and other intellectual property rights owned by Tele Atlas or its suppliers. The use of this material is subject to the terms of a license agreement. Any unauthorized copying or disclosure of this material will lead to criminal and civil liabilities.”

If the Value Added Product generates either hard copy or electronic maps, the following notice must appear on each map image:

“©2006-200_ Tele Atlas, released MM/YYYY” [month/year of the Licensed Tele Atlas Products]

The dates to be included in the notice shall be identical to the dates in the notice contained in the version of the Licensed Tele Atlas Product(s) used in the Value Added Product concerned.

Anti-Counterfeiting

11.3	Licensee will use commercially reasonable efforts to include on each Value Added Product distributed under its authority anti-counterfeit warnings either supplied by Tele Atlas or as commonly used in the trade by Licensee, which shall be clearly legible.

11.4	Licensee will take all reasonable steps to prevent piracy and other unauthorized use of the Licensed Tele Atlas Products in the Territory and shall adopt all reasonable measures in order to fulfill its obligations under this Article.

11.5	The Licensee shall take reasonable steps to police and identify counterfeit versions of Value Added Products or any other products incorporating Tele Atlas Products, including but not limited to such measures as:

(a)	registering all trademarks and authorised importers of such products with customs authorities in the Territory and in addition, where not included in the foregoing United States Customs and the customs of the European Union;

(b)	implementing regular market surveillance of vendors and distributors of such products so as to identify when reasonably possible the presence of counterfeits in the marketplace; retaining records of unique component serial numbers and/or device serial numbers, Electronic Serial Number (ESN) or International Mobile Equipment Identifier (IMEI) numbers used in such licensed products; and

(c)	limiting access to any unique components for such products, by for example requiring the destruction of redundant moulds, dies and stamps.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement – General Terms & Conditions, 12/2009 pg. 7	Licensee
CA_0033198_1	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

11.6	The Parties acknowledge that it is in their mutual interest to prevent counterfeit and other unauthorized use of the Licensed Tele Atlas Products and the Value Added Products in the Territory. Tele Atlas shall inform Licensee of any act of counterfeit or unauthorized use of the Value Added Products in the Territory of which Tele Atlas is aware. Licensee shall also take all commercially reasonable steps to inform itself of any counterfeit of the Licensed Tele Atlas Products and the Value Added Products in the Territory before and/or after executing this Agreement. No piracy or other unauthorized use of the Licensed Tele Atlas Products, whether occurring before or after execution of this Agreement, will allow Licensee to terminate this Agreement or reduce any amounts due to Tele Atlas. Tele Atlas will cooperate with Licensee to prevent or remedy any such unauthorized use.

Protection of Intellectual Property

11.7	At Tele Atlas’s expense, Licensee agrees to reasonably assist Tele Atlas with protecting Tele Atlas’ Intellectual Property. Tele Atlas may commence or prosecute any claims or suits in their own name or, subject to Licensee’s consent, which is not to be unreasonably withheld, in the name of Licensee, or join Licensee as a party thereto at Tele Atlas’ expense.

11.8	Licensee shall promptly notify Tele Atlas in writing of any infringements of the Licensed Tele Atlas Products which may come to Licensee’s attention, and Tele Atlas shall have the sole right to determine whether or not any action shall be taken on account of any such infringements or imitation. Licensee shall not institute any suit or take any actions on account of any such infringements or imitations without first obtaining the written consent of Tele Atlas.

Digital Rights Management

11.9	Licensee shall implement the system of Digital Rights Management (“DRM”) as agreed between the Parties in Schedule I. Tele Atlas may request an urgent review of the DRM system in the event that a major vulnerability is identified and may share the results of such a review with other Tele Atlas licensees where such disclosure is useful to addressing a like vulnerability in such licensees’ DRM systems.

Customer complaints

11.10	Licensee shall use commercially reasonably efforts to give Tele Atlas timely notice of all complaints that may materially impact the reputation of Tele Atlas and also of all complaints that might reasonably result in legal action between Tele Atlas or any third party, and upon Tele Atlas’s request, shall reasonably cooperate with Tele Atlas so as to achieve a good reputation and press for Tele Atlas and the Licensed Tele Atlas Products.

12	PERFORMANCE AND FORCE MAJEURE

12.1	If a Party fails to perform any obligation under this Agreement, such Party shall be in default after the other Party has sent a written notice of default requiring performance and no performance has taken place within the period specified in the notice of default or within [*****] days, whichever is sooner. The Party in default may not require performance of this Agreement by the other Party, insofar as such performance is related to the default.

12.2	Neither Party will be liable for any failure or delay in its performance under this Agreement, except the making of payments, due to causes which are beyond its reasonable control, including an act of civil or military authority, fire, epidemic, flood, earthquake, riot, war, sabotage, terrorist attack, financial or other crisis, failure of suppliers and governmental action. In the event of such force majeure, the Party claiming the occurrence thereof shall promptly inform the other Party in writing and shall use its best efforts to resume performance of its obligations, or any part thereof, as soon as possible.

13	CONFIDENTIALITY

13.1	“Confidential Information” means any business, financial and technical information related to the business of parties, disclosed by either Party to the other Party in any form

(a)	which gives that Party some competitive business advantage or the opportunity of obtaining such advantage; or

(b)	which is marked, identified or otherwise designated as “Confidential,” “Proprietary,” “Restricted” or some similar designation, is known by the parties to be considered confidential and/or proprietary, or from all the relevant circumstances should reasonably be assumed to be confidential and proprietary.

The terms and performance of this Agreement and (any part of) the Licensed Tele Atlas Products are deemed to be Confidential Information. Confidential Information may also include third party confidential information.

13.2	Confidential Information shall not include any information which

(a)	was publicly known prior to the time of disclosure by the disclosing Party;

(b)	becomes publicly known after disclosure through no (in)action of the receiving Party;

(c)	is already in the possession of the receiving Party at the time of disclosure;

(d)	is obtained by the receiving Party from a third party without a breach of such third party’s obligations of confidentiality; or

(e)	is independently developed by the receiving Party without use of or reference to the disclosing Party’s Confidential Information.

13.3	Each Party shall not use any Confidential Information of the other Party, or disclose any Confidential Information to a third party, for any purpose except to perform its obligations or exercise its rights under this Agreement. Each Party shall similarly bind its employees and consultants to this obligation.

13.4	This Article 13 shall not prohibit disclosure or use of Confidential Information if and to the extent:

(a)	the disclosure or use is required by law, or a binding decision of a court or government authority;

(b)	the disclosure or use is required for the purpose of any judicial or arbitration proceedings arising out of this Agreement or any other agreement entered into under or pursuant to this Agreement;

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement – General Terms & Conditions, 12/2009 pg. 8	Licensee
CA_0033198_1	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

(c)	the disclosure is made to professional advisors of any Party on terms that such professional advisors undertake to comply with the confidentiality provisions of this Agreement as if they were a party to this Agreement or substantially similar confidentiality restrictions and protections; or

(d)	the other Party has given prior written approval for the disclosure or use,

provided that prior to disclosure or use of any information, the Party concerned shall promptly notify the other Party of such requirement with a view to providing the other Party with the opportunity to contest such disclosure or use or otherwise to agree on the timing and content of such disclosure or use and to ensure that the highest level of confidentiality available shall be applied to the disclosure or use.

13.5	Each Party shall take reasonable measures to avoid disclosure or unauthorized use of the Confidential Information of the other Party.

13.6	Neither Party shall use, or procure others to use, any Confidential Information supplied to it under this Agreement: (i) for the purposes of determining if any features, functions or processes provided or used by the other Party are covered by any patents or patent applications owned by the other Party; or (ii) for developing technology or products which avoid any of the other Party’s Intellectual Property licensed hereunder; or (iii) as a reference for modifying existing patents or patent applications or creating any continuation, continuation in part, or extension of existing patents or patent applications.

13.7	Upon execution of this Agreement any Confidential Information disclosed by a Party to the other Party prior to this Agreement shall be covered by the terms of this Article 13, and any non-disclosure agreement previously executed between the Parties, and any obligations thereunder, shall terminate.

13.8	Upon termination of this Agreement or upon request of the disclosing Party, the receiving Party will return or destroy all Confidential Information of the disclosing Party, all documents and media containing such Confidential Information and any and all copies or extracts thereof.

14	INDEMNIFICATIONS

14.1	This Article intentionally left blank.

14.2	Tele Atlas shall protect, defend, or at the [*****] of Tele Atlas, settle, indemnify and hold Licensee harmless from any and all demands, liabilities, obligations, damages, suits, judgments or settlements, including reasonable costs and attorneys’ fees incurred by Licensee which arise from third party claims which are asserted against Licensee to the extent that such claims are based upon a contention that the Data, the Licensed Tele Atlas Products or any part thereof infringe any copyrights, trademarks or trade secrets of any third party under the laws of the country or countries in the Territory, provided that:

(a)	Licensee notifies Tele Atlas promptly in writing of any claim in sufficient time to enable Tele Atlas to protect its interests without prejudice;

(b)	Tele Atlas has the [*****] to control the defense and/or settlement thereof;

(c)	Licensee provides all relevant information and reasonable cooperation to Tele Atlas in its defense of such claim, of which the costs will be borne by Tele Atlas; and

(d)	Licensee shall not admit or settle any such claim without the prior written consent of Tele Atlas.

14.3	TELE ATLAS SHALL NOT HAVE ANY LIABILITY UNDER ARTICLE 14.2 TO THE EXTENT THAT ANY CLAIM IS BASED UPON

(A)	THE USE OF THE DATA OR A LICENSED TELE ATLAS PRODUCT IN MATERIAL BREACH OF THE TERMS OF THIS AGREEMENT, INCLUDING OUTSIDE THE SCOPE OF THE LICENSE;

(B)	THE MODIFICATION OF THE DATA OR A LICENSED TELE ATLAS PRODUCT OR ANY PORTION THEREOF BY ANYONE OTHER THAN TELE ATLAS (OR AUTHORIZED BY TELE ATLAS), PROVIDED THAT THE DATA OR THE LICENSED TELE ATLAS PRODUCT IN UNMODIFIED FORM ARE NOT THE CAUSE OF SUCH CLAIM;

(C)	THE USE OF THE DATA OR THE LICENSED TELE ATLAS PRODUCT IN COMBINATION WITH OTHER PRODUCTS THAN THOSE SUPPLIED BY TELE ATLAS, PROVIDED THAT THE DATA OR THE LICENSED TELE ATLAS PRODUCT ARE NOT THE CAUSE OF A CLAIM;

(D)	CONTINUED MANUFACTURING, DISTRIBUTION, OR LICENSING OF DATA OR A LICENSED PRODUCT BY LICENSEE AFTER BEING NOTIFIED OF ANY ALLEGEDLY INFRINGING ACTIVITY OR AFTER BEING INFORMED OF OR PROVIDED WITH MODIFICATIONS THAT WOULD HAVE AVOIDED THE ALLEGED INFRINGEMENT;

(E)	A (COUNTER)CLAIM BROUGHT BY A THIRD PARTY AGAINST LICENSEE OR LICENSEE’S CUSTOMERS, WHERE SUCH CLAIM HAS BEEN MADE BY SUCH THIRD PARTY IN RESPONSE TO AN INITIAL CLAIM BY LICENSEE THAT SUCH THIRD PARTY INFRINGES ANY INTELLECTUAL PROPERTY RIGHT OWNED OR CONTROLLED BY LICENSEE.

14.4	If Tele Atlas and/or Licensee is, as a result of any claim referred to in Article 14.2, enjoined from using any Licensed Tele Atlas Product or if Tele Atlas believes a Licensed Tele Atlas Product may infringe any third party right, Tele Atlas may in its sole discretion and at its expense:

(a)	procure the right for Licensee to continue use of such Licensed Tele Atlas Product;

(b)	replace or modify the Licensed Tele Atlas Product so as to make it non-infringing, while providing substantially similar functionality, but no less functional; or

(c)	if options (a) or (b) are not commercially reasonable, terminate this Agreement and refund all amounts paid or payable by Licensee in the preceding [*****] period from the date of such termination to Tele Atlas under this Agreement.

14.5	Subject to Article 16, the provisions of Articles 14.2 through 14.4 contain the sole obligations of Tele Atlas and the exclusive remedies of Licensee with regards to the claims mentioned therein.

14.6	Licensee shall indemnify and hold Tele Atlas harmless from any claims arising out of the development, marketing, sale and use of the Value Added Products, provided that Tele Atlas promptly notifies Licensee of such claim in writing, gives Licensee full control over the defense and settlement of such claim and fully cooperates with the defense at Licensee’s expense.

14.7	Licensee shall comply with all laws applicable to Licensee in connection with use of the Licensed Tele Atlas Products and Value Added Products, including but not limited to tax laws, criminal laws, competition and anti-trust laws, data protection laws and e-commerce laws, provided, however, that if any local law or regulation shall conflict with the governing law of this Agreement as stated in Article 19.1, and application of such local law or regulation is not mandatory, the governing law shall have precedence.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement – General Terms & Conditions, 12/2009 pg. 9	Licensee
CA_0033198_1	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

15	WARRANTIES

15.1	During the term of the Agreement, Tele Atlas warrants that:

(a)	the media containing the Licensed Tele Atlas Products is free from defects in materials and workmanship on date of delivery. If this is not the case, Tele Atlas shall provide Licensee with a replacement copy of the Licensed Tele Atlas Products after notice from Licensee;

(b)	it is the owner of the Licensed Tele Atlas Products and all rights pertaining thereto, including Intellectual Property Rights, or has adequate rights to grant the License to Licensee, and grants the License herein free of all claims, liens, encumbrances and other restrictions that would materially interfere with the use of the Licensed Tele Atlas Products as permitted in this Agreement. If this is not the case, Article 14 applies; and

(c)	for a warranty period commencing upon the Effective Date and lasting [*****] thereafter, the Licensed Tele Atlas Products will conform in all material respects as described in the applicable user manuals. If this is not the case, Tele Atlas shall perform technical support services at no cost to Licensee and/or deliver promptly any amendments or alterations to the Licensed Tele Atlas Products or other solutions necessary to remedy or avoid any condition which causes the Licensed Tele Atlas Products to fail to conform to this warranty.

15.2	TELE ATLAS SHALL PERFORM AT ITS SOLE EXPENSE THE APPLICABLE REMEDIES SET FORTH IN ARTICLE 15.1 AND SUCH REMEDIES SHALL BE LICENSEE’S SOLE AND EXCLUSIVE REMEDIES, AND TELE ATLAS AND ITS SUPPLIERS SHALL HAVE NO FURTHER LIABILITY OR OBLIGATION TO LICENSEE IN CONNECTION WITH THE ASSOCIATED BREACH OF WARRANTY.

15.3	EXCEPT AS EXPLICITLY PROVIDED HEREIN, THE LICENSED TELE ATLAS PRODUCTS ARE PROVIDED AND THE RIGHTS ARE GRANTED ON AN “AS IS” AND “WITH ALL FAULTS” BASIS AND TELE ATLAS AND ITS SUPPLIERS DO NOT MAKE AND HEREBY EXPRESSLY DISCLAIM ALL OTHER EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES, INCLUDING, BUT NOT LIMITED TO, NON-INFRINGEMENT, REMAINDER IN EFFECT, MERCHANTABILITY, SATISFACTORY QUALITY, ACCURACY, TITLE, ENFORCEABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NO ORAL OR WRITTEN INFORMATION PROVIDED BY TELE ATLAS AND ANY OF ITS EMPLOYEES, AGENTS OR THIRD PARTY SUPPLIERS SHALL CREATE A WARRANTY, AND LICENSEE IS NOT ENTITLED TO RELY ON ANY SUCH INFORMATION.

16	LIMITATIONS OF LIABILITY

NEITHER PARTY NOR ITS SUPPLIERS SHALL BE LIABLE, ON WHATEVER GROUND, FOR DAMAGE SUFFERED BY THE OTHER PARTY AS A RESULT OF ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL OR OTHER INDIRECT DAMAGES, INCLUDING LOST PROFITS, LOSS OF USE OR BUSINESS INTERRUPTION, REGARDLESS OF WHETHER THE PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE AFORESAID, LICENSEE AGREES THAT IT SHALL NOT ARGUE OR ASSERT THAT ANY DAMAGES PROVED BY TELE ATLAS RESULTING FROM VIOLATIONS OF ARTICLES 2.1, 2.3, 3.1, 3.2, 3.6, 3.7, AND 3.8, ARTICLE 13, AND EACH PARTY’S RESPECTIVE OBLIGATIONS UNDER ARTICLE 14 ARE INCIDENTAL, CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES.

EXCEPT FOR CLAIMS FOR BREACH OF ARTICLES 2.1, 2.3, 3.1, 3.2, 3.6, 3.7, AND 3.8, ARTICLE 13, AND EACH PARTY’S RESPECTIVE OBLIGATIONS UNDER ARTICLE 14, IN NO EVENT WILL THE TOTAL LIABILITY OF EITHER PARTY OR ITS SUPPLIERS ARISING OUT OF THIS AGREEMENT EXCEED THE AMOUNTS PAID OR PAYABLE TO TELE ATLAS IN THE PERIOD OF [*****] PRIOR TO THE DATE ON WHICH THE DAMAGE OCCURRED.

17	TERM AND TERMINATION

17.1	This Agreement will commence on the Effective Date and continue for the License Period unless terminated as provided in this Article 17, notwithstanding other termination rights as included in this Agreement.

17.2	After the initial term referred to in Article 17.1, this Agreement shall automatically renew for additional one (1) year periods unless either Party notifies the other Party in writing at least ninety (90) days prior to expiration of the then current term of its intent not to renew. At least six (6) months prior to renewal, Tele Atlas may, in its discretion, inform Licensee of an intent to modify provisions of this Agreement effective upon renewal.

Termination

17.3	Each Party may terminate this Agreement by written notice to the other Party immediately if the other Party is in material breach of any of the terms of this Agreement (including the Schedules and annexes), if such breach is incapable of remedy, or if such breach, being remediable, is not remedied within a period of [*****] from the date of a written notice requesting the remedy. Termination of the Agreement due to breach shall not prejudice the right of either Party to claim damages from the other Party.

17.4	Without prejudice to any other rights and obligations, each Party may terminate this Agreement with immediate effect, by notifying the other Party in writing, if in the country in which the other Party is established or in any country in which any property or debtor of the other Party is located one of the following events occurs:

(a)	The other Party’s business has been discontinued;

(b)	The other Party has ceased to exist or has been dissolved or liquidated;

(c)	The other Party has been declared bankrupt, or has been granted suspension of payments, on a temporary basis or otherwise, has become subject to procedure which may lead thereto, or the other Party has, wholly or partly, lost the free management or disposal of its property or a large part thereof in any other way, has become insolvent or entered into an agreement with its creditors;

(d)	The other Party has assumed liability, directly or indirectly, and as surety, joint and several co-debtor, guarantor or otherwise, for the debts of a third party, other than for debts of a group company and, other than for tax debts for which the other Party, as part of a fiscal unity, is or will become liable by law;

(e)	An entity other than an Affiliate has become holder of more than fifty percent (50%) of the shares in the other Party’s share capital or is capable, of exercising more than fifty percent (50%) of the voting rights in the general meeting of the other Party;

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement – General Terms & Conditions, 12/2009 pg. 10	Licensee
CA_0033198_1	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

(f)	Proceedings have been brought before a court or a competent arbitration tribunal which, if they result in a decision against the other Party and the decision is enforced, constitute a ground as mentioned in this Article; or

(g)	A competent government body has taken an irrevocable or other decision which, if it is carried out, constitutes a ground as mentioned in this Article.

17.5	Tele Atlas shall have the right to modify or discontinue any of the Licensed Tele Atlas Products at any time with [*****] prior written notice to Licensee, provided that such modification or discontinuance must apply to all Tele Atlas licensees of the affected Licensed Tele Atlas Products. If Tele Atlas discontinues any Licensed Tele Atlas Product which had been generally commercially available, Licensee may terminate this Agreement as of the effective date of the discontinuation by providing written notice to Tele Atlas at least [*****] prior to such effective date. Furthermore, if Tele Atlas offers a product substantially similar to the discontinued Licensed Tele Atlas Product to any third party, Tele Atlas shall offer Licensee such product with similar terms, conditions, and pricing no less than as provided to the third party.

17.6	Except as provided in Article 20.2, Tele Atlas shall have the right to immediately terminate this Agreement in the event that Licensee:has been converted into another legal form or has been involved in a legal merger, split-up or similar division or Licensee’s business has been transferred to a third party outside the normal course of Licensee’s business.

17.7	The terminating Party may partially terminate the Agreement with regards to any Licensed Tele Atlas Product, provided that no termination can take place in respect of obligations which have already been performed, or fees already due, at the time of the notification.

Rights and obligations after end of Agreement

17.8	Upon expiration or termination of this Agreement, all rights granted to, and obligations undertaken by the parties shall terminate immediately and Licensee shall cease any and all use of the Licensed Tele Atlas Products and all Data, and all rights granted herein shall forthwith revert back to Tele Atlas, except as provided herein.

17.9	After expiration or termination of this Agreement, Licensee shall

(a)	immediately discontinue all use of the Data and the Licensed Tele Atlas Products;

(b)	return within thirty (30) days of such expiration or termination to Tele Atlas the Know-how, Data, Tele Atlas Database and all copies of the Licensed Tele Atlas Products, including the data carriers, in its possession;

(c)	pay to Tele Atlas all fees and amounts accrued under this Agreement prior to the expiration or termination hereof; and

(d)	furnish to Tele Atlas the names and addresses of all Permitted Subcontractors.

Survival

17.10	All rights and obligations pursuant to this Agreement which by their wording or nature shall continue after expiration or termination of this Agreement, shall survive. This includes, without limitation, the provisions regarding Intellectual Property, Confidentiality, Indemnifications, Warranties and Limitations of Liability. Any fees and other payment obligations incurred by a Party prior to expiration or termination of this Agreement shall survive and shall be paid by the responsible Party immediately after such expiration or termination.

18	PUBLICITY

18.1	If either Party wishes to issue a press release or engage in marketing activities in connection with the activities contemplated in this Agreement, such releases will be subject to prior review and written approval of the other Party, which shall not be unreasonably withheld or delayed. Licensee agrees that Tele Atlas may publicly announce and list Licensee as a customer of Tele Atlas. Tele Atlas agrees that Licensee may publicly announce and list Tele Atlas as a vendor of Licensee.

18.2	The provisions of Article 18.1 shall not affect any announcement required by law, a binding decision by a court or government authority or the rules of any recognised stock exchange on which the shares of either Party are listed, provided that the Party making the announcement shall consult with the other Party insofar as is reasonably practicable before complying with such an obligation.

18.3	Licensee shall make no false or misleading representations with regard to Tele Atlas or the Licensed Tele Atlas Products or engage in deceptive business practices.

19	GOVERNING LAW AND JURISDICTION

Governing law

19.1	This Agreement will be exclusively governed in accordance with the laws of the state of New York, without regard to the conflict of laws principles thereof, provided however, this provision shall not preclude or prevent the enforcement of any applicable Database Rights or other Intellectual Property rights not provided for in the law of New York or the United States of America. The United Nations Convention of Contracts for the International Sale of Goods (“CISG”) shall not apply to this Agreement.

19.2	Dispute resolution and Escalation

The Parties will attempt in good faith to resolve promptly any dispute arising out of or relating to this Agreement by negotiation, unless this cannot reasonably be expected (e.g. in case of emergency or immediate risk of irreparable harm). If no amicable resolution is reached between the Parties’ respective managers responsible for the operation of the Agreement, the matter shall be addressed as follows:

(a)	The issue shall be referred for negotiation between senior managers of the respective Parties or board level officials who have no prior involvement in the dispute; if either of those senior managers conclude after a discussion of the issue (or if no such discussion has taken place within [*****]), that they cannot reach a resolution; then

(b)	The matter will be transferred to the CEO of Tele Atlas and the CEO of the Licensee (or in the absence of a CEO the acting CEO(s)) for negotiation. If the CEO of Tele Atlas and CEO of the Licensee both agree they may seek the assistance of a mutually acceptable mediator acting in a non-binding confidential mediation for a period of mediation that is mutually acceptable.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement – General Terms & Conditions, 12/2009 pg. 11	Licensee
CA_0033198_1	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

Only after the CEO of Tele Atlas and the CEO of Licensee have made a good faith effort to meet and discuss the dispute at least once, including the expiration of any mediation period (or a request for such a meeting has been outstanding for more than [*****], may the matter be the subject of litigation, which shall be in accordance with the Arbitration clause found in Article 19.3 below.

19.3	Any dispute, controversy or claim arising out of, relating to, or in connection with the execution, delivery and performance of this Agreement shall be finally settled under the Commercial Rules of the American Arbitration Association by one or more arbitrators appointed in accordance with said Rules. Notwithstanding said rules or the terms of this section, the arbitrators shall not have the jurisdiction or authority to award damages or remedies which have been precluded by the terms of this Agreement. The arbitration shall be held in New York, New York and conducted in the English language. The parties undertake to abide by the decisions of such arbitrators, which shall be final and binding and enforceable in any competent jurisdiction and, to this extent, each Party hereby waives any jurisdictional or venue defences and shall not pose any procedural objection to the enforcement of any such decision in any competent jurisdiction.

20	GENERAL PROVISIONS

Independent contractors

20.1	The parties hereto are independent contractors and, except as specifically agreed otherwise, have and shall have no power to bind, contract in the name of or create any responsibility for or liability against the other Party. Nothing contained in this Agreement shall be deemed to constitute a partnership or any other form of legal association between the parties.

Assignment

20.2	Neither this Agreement nor any of the rights or obligations hereunder may be assigned by a Party without the prior written consent of the other Party. Notwithstanding the foregoing, a Party may assign this Agreement without the prior written consent of the other Party if the assignment is a result of a merger, reorganization, consolidation or transfer of all or a large part of the assets, provided that the assignee agrees to assume and perform all obligations of the assigning Party under this Agreement insofar as performance is to occur after the assignment, and the assigning Party remains liable for all obligations arising under this Agreement prior to the assignment. In the case of an assignment by Licensee, the assignee shall not be, at the time of assignment, a Competitor, and prior to assignment the Licensee shall provide Tele Atlas with all information required to verify compliance by assignee with the provisions of this Article.

No waiver

20.3	No waiver of any right under this Agreement shall be deemed effective unless contained in writing, signed by both parties, and no failure or delay by either Party in enforcing any right or remedy under this Agreement shall be construed as a waiver of such right or remedy or of any future exercise of such right or remedy, or of any other right or remedy, by such Party.

Severability

20.4	In the event that any provision of this Agreement is or shall be held by a government authority or a court of competent jurisdiction to be illegal, invalid or unenforceable, in whole or in part, under any law, such provision shall to that extent and for that jurisdiction be deemed not to form part of this Agreement and be amended and interpreted so as to best accomplish the objectives of the original provision to the fullest extent allowed by the applicable laws of such jurisdiction and the remaining provisions of this Agreement shall remain in full force and effect.

No third party rights

20.5	Unless otherwise stated in this Agreement, the terms and conditions of this Agreement are between Tele Atlas and Licensee only and there are no third party beneficiaries of any of the terms or conditions hereunder.

Entire agreement

20.6	This Agreement together with its Specifics Provisions, Schedules and annexes constitutes the entire agreement between the parties in respect of the subject matter hereof and supersedes all prior and contemporaneous understandings, negotiations, commitments, oral or written communications, representations, undertakings and agreements.

Amendments

20.7	This Agreement may only be amended in a written document signed and executed by the parties.

Costs

20.8	Unless this agreement provides otherwise, all costs which a Party has incurred or must incur in preparing, concluding or performing this agreement are for its own account.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement – General Terms & Conditions, 12/2009 pg. 12	Licensee
CA_0033198_1	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

Annex I

This Section intentionally left blank.

Tele Atlas	TeleNav, Inc. License Agreement – Annexes, 12/2009 pg. 1	Licensee
CA_0033194_1	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

Annex II

SUBLICENSE AGREEMENT

Restrict the license for End User’s own internal business or personal use and not for resale, sublicense or commercial use.

Include a provision acknowledging that the Licensed Tele Atlas Products are the confidential information of Tele Atlas and prohibiting disclosure of the Licensed Tele Atlas Products to third parties.

Expressly prohibit unauthorized copying.

Prohibit the removal or obscuring of any copyright, trademark notice, or restrictive legend.

Include a provision whereby Tele Atlas is a third party beneficiary of Licensee’s rights under the EULA. For example:

The covenants and obligations undertaken by the End User herein are intended for the direct benefit of Tele Atlas and may be enforced by Tele Atlas directly against the End User.

Include the following limitation of liability language:

NEITHER TELE ATLAS NOR ITS SUPPLIERS SHALL BE LIABLE TO THE UNDERSIGNED FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, INDIRECT OR EXEMPLARY DAMAGES ARISING OUT OF THIS AGREEMENT, INCLUDING LOST PROFITS OR COSTS OF COVER, LOSS OF USE OR BUSINESS INTERRUPTION OR THE LIKE, REGARDLESS OF WHETHER THE PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, TELE ATLAS SHALL HAVE NO MONETARY LIABILITY TO THE UNDERSIGNED FOR ANY CAUSE (REGARDLESS OF THE FORM OF ACTION) UNDER OR RELATING TO THIS AGREEMENT.

Disclaim all warranties of Tele Atlas and its suppliers of the same scope as in this Agreement. For example:

THE LICENSED TELE ATLAS PRODUCTS ARE PROVIDED ON AN “AS IS” AND “WITH ALL FAULTS BASIS” AND TELE ATLAS AND ITS SUPPLIERS EXPRESSLY DISCLAIM ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY, SATISFACTORY QUALITY, ACCURACY, TITLE AND FITNESS FOR A PARTICULAR PURPOSE. NO ORAL OR WRITTEN ADVICE OR INFORMATION PROVIDED BY TELE ATLAS OR ANY OF ITS AGENTS, EMPLOYEES OR THIRD PARTY PROVIDERS SHALL CREATE A WARRANTY, AND LICENSEE IS NOT ENTITLED TO RELY ON ANY SUCH ADVICE OR INFORMATION. THIS DISCLAIMER OF WARRANTIES IS AN ESSENTIAL CONDITION OF THE AGREEMENT.

End Users shall acknowledge that the use of the Licensed Tele Atlas Products with a non-Tele Atlas map may result in increased variance between the location displayed on the map and ground truth location.

End Users shall not provide display or allow access to the actual numerical latitude and longitude coordinates.

In the event that any End User is a government entity, include the following:

U.S. GOVERNMENT RIGHTS. If End User is an agency, department, or other entity of the United States Government, or funded in whole or in part by the United States Government, then use, duplication, reproduction, release, modification, disclosure or transfer of this commercial product and accompanying documentation, is restricted in accordance with the LIMITED or RESTRICTED rights as described in DFARS 252.227-7014(a)(1) (JUN 1995) (DOD commercial computer software definition), DFARS 227.7202-1 (DOD policy on commercial computer software), FAR 52.227-19 (JUN 1987) (commercial computer software clause for civilian agencies), DFARS 252.227-7015 (NOV 1995) (DOD technical data – commercial items clause); FAR 52.227-14 Alternates I, II, and III (JUN 1987) (civilian agency technical data and noncommercial computer software clause); and/or FAR 12.211 and FAR 12.212 (commercial item acquisitions), as applicable. In case of conflict between any of the FAR and DFARS provisions listed herein and this License, the construction that provides greater limitations on the Government’s rights shall control. Contractor/manufacturer is Tele Atlas North America, Inc., 11 Lafayette Street, Lebanon, NH 03766-1445. Phone: 603.643. 0330. The Licensed Tele Atlas Products are © 2006-200_ by Tele Atlas. ALL RIGHTS RESERVED. For purpose of any public disclosure provision under any federal, state or local law, it is agreed that the Licensed Tele Atlas Products are a trade secret and a proprietary commercial product and not subject to disclosure.

If End User is an agency, department, or other entity of any State government, the United States Government or any other public entity or funded in whole or in part by the United States Government, then End User hereby agrees to protect the Licensed Tele Atlas Products from public disclosure and to consider the Licensed Tele Atlas Products exempt from any statute, law, regulation, or code, including any Sunshine Act, Public Records Act, Freedom of Information Act, or equivalent, which permits public access and/or reproduction or use of the Licensed Tele Atlas Products. In the event that such exemption is challenged under any such laws, this EULA shall be considered breached and any and all right to retain any copies or to use of the Licensed Tele Atlas Products shall be terminated and considered immediately null and void. Any copies of the Licensed Tele Atlas Products held by Licensee shall immediately be destroyed. If any court of competent jurisdiction considers this clause void and unenforceable, in whole or in part, for any reason, this EULA shall be considered terminated and null and void, in its entirety, and any and all copies of the Licensed Tele Atlas Products shall immediately be destroyed.

Tele Atlas	TeleNav, Inc. License Agreement – Annexes, 12/2009 pg. 2	Licensee
CA_0033194_1	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

Annex III

THIRD PARTY RESTRICTIONS

A. Tele Atlas® MultiNet® data of the United Kingdom. End Users shall agree to the following:

1.	End User shall be prohibited from removing or obscuring any copyright, trademark or restrictive legend belonging to Ordnance Survey.

2.

Disclaim all warranties of Ordnance Survey, whether express or implied, including but not limited to, the implied warranties of non-infringement, merchantability, completeness, accuracy, and fitness for a particular purpose. End User shall acknowledge that Ordnance Survey makes no warranty and gives no representation that the Tele Atlas® MultiNet® data of the United Kingdom is complete, accurate and/or up to date and it is an essential condition of the Terms of Use that End User accepts the Tele Atlas® MultiNet® data of the United Kingdom on that basis.

3.	Disclaim all liability of Ordnance Survey with respect to the Tele Atlas® MultiNet® data of the United Kingdom.

4.

Prohibit the use of the Tele Atlas® MultiNet® data of the United Kingdom in any printed, published form that results in Enhanced Offering to be distributed freely or sold to the public without the prior permission of Ordnance Survey.

5.

Indemnify Ordnance Survey from and against all claims, demands or actions, irrespective of the nature of the cause of the claim, demand or action alleging loss, costs, expenses, damages or injuries (including injuries resulting from death) arising out of the use of the Tele Atlas® MultiNet® data of the United Kingdom.

6.	End User accepts the obligation to, on request, provide Ordnance Survey with information on what products and/or services containing and/or derived from the Licensed Tele Atlas Products they produce.

7.	End User is liable to Ordnance Survey in the event of discovery of breach of the aforementioned contractual terms.

Regarding audits

The rights of Tele Atlas as defined in this Agreement apply as well for Ordnance Survey’s auditors’ and/or the National Audit Office in case of delivery of UK data. Any sum payable shall be subject to interest at [*****] over the base rate from time to time of National Westminster Bank plc from the date this sum was originally due up to the date of payment (whether before or after judgment).

Ordnance Survey and/or the National Audit Office shall have the right to audit End Users books or accounts directly on exactly the same terms as Licensee is so obliged in this Agreement so that Ordnance Survey has this right of audit in respect of any provider of products and/or services containing and/or derived from Licensed Tele Atlas Products.

Licensee hereby agrees that in the event of discovery of breach, the relevant End Users in breach and Licensee shall be jointly and severally liable to Ordnance Survey.

B. Tele Atlas® MultiNet® data of Norway. End User is prohibited from using the Tele Atlas® MultiNet® data of Norway to create general purpose printed or digital maps, which are similar to the basic national products of the Norwegian Mapping Authority.

C. Tele Atlas® MultiNet® data of Poland. End User is prohibited from using the Tele Atlas® MultiNet® data of Poland to create commercial printed maps or map products.

D. Tele Atlas® Address Points Licensed Product: End User’s use of the Tele Atlas® Address Point Licensed Product and any portion thereof, is limited to use solely for the purpose of enhancing the value and/or use of the spatial vector data furnished or made by Tele Atlas. Notwithstanding anything to the contrary herein, or in any attachment or exhibit hereto, in no event shall End User use the Tele Atlas® Address Point Licensed Product or any portion thereof (including but not limited to longitude/latitude coordinates derived from the Tele Atlas® Address Point Product) in connection with or in conjunction with spatial street vector data furnished or made by a party other than Tele Atlas.

E. Additional provisions for Tele Atlas® Points of Interest (the “POIs”). With respect to the POI Licensed Products: End User specifically agrees that it shall not:

(a) except as otherwise specifically set forth herein, license or otherwise provide the POI Licensed Products to any third party for the purposes of resale, sublicensing, redistribution or for the purpose of compiling, enhancing, verifying, supplementing, adding to or deleting from any mailing list, geographic or trade directories, business directories, classified directories, classified advertising which is sold, rented, published, furnished or in any manner provided to a third party;

(b) make the POI Licensed Products available in an on-line environment unless properly secured and/or encrypted to prevent unauthorized access to the POI Licensed Products; and

(c) use the POI Licensed Products, either in whole or in part, as a factor in (i) establishing an individual’s eligibility for credit or insurance; (ii) connection with underwriting individual insurance; (iii) evaluating an individual for employment or promotions, reassignment or retention as an employee; (iv) in connection with a determination of an individual’s eligibility for a license or other benefit granted by a governmental authority; or (v) for soliciting survivors of deceased persons.

(d) create mailing or telemarketing lists unless authorized in this Agreement.

(e) End User will house the POI Licensed Products on the Internet behind firewalls and will implement a system of controls that will (i) protect the integrity of the POI Licensed Products; (ii) control access to the POI Licensed Products and (iii) prevent unauthorized usage or copying of the POI Licensed Products.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement – Annexes, 12/2009 pg. 3	Licensee
CA_0033194_1	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

(f) End User shall display the POI Licensed Product copyright notice at all times in conjunction with the Tele Atlas copyright notice. As of the Effective Date of this Agreement, the copyright notice for the POI Licensed Product is:

Following restrictions will apply to usage of the POI Licensed Products for Internet Applications:

“Internet” means a free to consumer delivery of transactions, and shall be comprised of (a) electronic map images including, but not limited to, jpeg, gif, tif, pdf, bit-mapped or raster images; (b) any Geocoded addresses displayed as icons on the Map Display; and (c) Route information between addresses provided to End Users as text Directions and/or highlighted on the Map Display combined with third party business listings marketed by Licensee on the Internet. The Internet cannot be used with a Sensor, as a Navigation System, as a commercial application, or as an In-Vehicle Component.

(i)	Search by business name or single category in a geography (city, state or zip)

(ii)	No [*****] search permitted

(iii)	No [*****] category search permitted

(iv)	No more than [*****] results per page

(v)	No more than [*****] pages per search

(vi)	infoUSA logo (no text attribution) to be displayed on all pages, except as detailed in Article 10.2

(vii)	ZIP codes may be displayed only [*****] at a time

(viii)	Following information may be displayed to End Users on public website

(a)	Business Name

(b)	Address

(c)	Phone number

(d)	Contact Name (in case of professionals)

(e)	Cuisine information (no category information to be displayed)

(ix)	End Users with more than [*****] views per month are to be authorized by infoUSA.

Following restrictions will apply to usage of the POI Licensed Products for Enterprise Data Usage:

“Enterprise Data Usage” means internal usage within corporations for analysis purposes. The Licensed Products will not be incorporated into a Derivative Offering and will not be redistributed in any way. Only employees of the enterprise will have access to the data.

(i)	POI Licensed Products to be used only in conjunction with the Licensed Tele Atlas Products

(ii)	Search business name or single category (no [*****] searches are permitted)

(iii)	No ZIP code display in summary view, ZIP codes may be displayed [*****] at time

(iv)	No more than [*****] records per page

(v)	End Users with over [*****] views per month are to be authorized by infoUSA

F. Tele Atlas® Brand Icon Licensed Product (the “Brand Icon Licensed Product”):

a.	End User’s use of the Brand Icon Licensed Product and any portion thereof, is limited to use solely for the purpose of enhancing the value and/or use of the spatial vector data furnished or made by Tele Atlas. Notwithstanding anything to the contrary herein, or in any attachment or exhibit hereto, in no event shall End User use the Brand Icon Licensed Product or any portion thereof in connection with or in conjunction with spatial street vector data furnished or made by a party other than Tele Atlas. End User may only use the icons, brand names, logos, trademarks or other features within (and not separate from) the map data. In addition, End shall not modify or alter the color, shape, size, and orientation of the Brand Icon Licensed Product as provided to End User without Tele Atlas’s prior written approval.

b.	Licensee agrees that the use of Brand Icon Licensed Product subject to the terms and conditions set forth in this Agreement and that there may be additional third party terms, conditions and restrictions to which the use of the Brand Icon Licensed Product will be subject provided to the End User from time to time by Licensee in the release notes applicable to the Enhanced Offering.

c.	Should End User enter into any commercial arrangement for advertising, pay-for-placement, promotion or any similar paid brand marketing exposure with any owners (or their representatives) of any of the brand icons supplied with the Brand Icon Licensed Product, Tele Atlas shall receive no less than [*****] of any revenues collected in the context of any such commercial arrangement, unless otherwise agreed-to in advance and in writing by both parties.

G. Tele Atlas® Voice Maps Licensed Tele Atlas Products: End User shall not use the Voice Maps Licensed Tele Atlas Products alone or in conjunction with any other spatial map data that is not provided by Tele Atlas.

H. Additional Provisions with respect to the Tele Atlas® data for China: End User agrees that any Licensed Product which contains data of China may be subject to additional terms and conditions which shall be provided to End User when available to Tele Atlas. China data may not be exported from China.

I. Additional Provisions with respect to the Tele Atlas® data for Taiwan: End User agrees that any Licensed Product which contains data of Taiwan may be subject to additional terms and conditions which shall be provided to End User when available to Tele Atlas.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement – Annexes, 12/2009 pg. 4	Licensee
CA_0033194_1	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

Annex IV

Additional Licensed Tele Atlas Product Provisions and Details

A. Additional Provisions with respect to the Tele Atlas® MultiNet® data of the United Kingdom only. Licensee must also agree to the following terms in its agreements:

PART A:GENERAL

Licensee shall:

take all reasonable technological and security measures to ensure that all Licensed Tele Atlas Products are demonstrably secure from external access other than by the appropriate parties who have entered into a license agreement.

document its data security procedures, and ensure that its customers and document their data security procedures, and provide them on request to Tele Atlas and comply with all reasonable requirements and requests from Tele Atlas relating to the security of the Licensed Tele Atlas Products. From time to time, Tele Atlas may audit any such security measures. Licensee shall as soon as reasonably practicable implement any additional or refined security measures requested by Tele Atlas;

if it makes the Licensed Tele Atlas Products available to additional parties as part of an extranet service, ensure that the Licensed Tele Atlas Products cannot be extracted (other than in the course of using the Products and/or Services) and are robustly encrypted in transmission to or from the party;

make available the Licensed Tele Atlas Products to a strictly limited number of authorized personnel of Licensee and only through a controlling system such as a secure network or under robust encryption;

if it uses an extranet, provide to Tele Atlas the current universal resource locator for the products and/or services, and all passwords and user names necessary to access the Licensed Tele Atlas Products;

in complying with its obligations ensure that the provisions of this Attachment D are positively accepted by the Licensee (for example, by using a mouse-click to indicate agreement with such provisions) before that Licensee is permitted access to the products and/or services; and

properly record all use of the Licensed Tele Atlas Products by any third party including End Users, for the purpose of allowing accurate calculation of the royalties due to Tele Atlas, ensure that such recording cannot be circumvented by the End User or any third party, and ensure that the End User shall not have access to the products and/or services until after they have been recorded by the Licensee.

shall send or make available to Tele Atlas a copy of the details of its customers and/or End Users restrict granting rights to End Users for a period not exceeding one (1) year with no right to sublicense (other than as expressly permitted in the grant of any rights for standard licensed use), resell, assign or otherwise transfer any of the Licensed Tele Atlas Products may supply its own Enhanced Offering to potential End Users for trial and testing purposes free of charge for up to [*****] with no obligation to pay a royalty to Tele Atlas

Regarding audits

The rights of Tele Atlas as defined in this Agreement apply as well for Ordnance Survey’s auditors’ and/or the National Audit Office in case of delivery of UK data. Any sum payable shall be subject to interest at [*****] over the base rate from time to time of National Westminster Bank plc from the date this sum was originally due up to the date of payment (whether before or after judgment).

Licensee shall further ensure than any new agreement or renewal of pre-existing agreements with its customers and/or End Users shall include a provision granting Ordnance Survey and/or the National Audit Office the right to audit such customers and/or End Users books or accounts directly on exactly the same terms as Licensee is so obliged in this Agreement so that Ordnance Survey has this right of audit in respect of any provider of products and/or services containing and/or derived from the Licensed Tele Atlas Products.

Upon renewal of existing agreements with such customers and/or End Users or signing new agreements with customers and/or End Users, Licensee shall, upon request, provide Tele Atlas with information on such renewal or signing and on what products and/or services containing and/or derived from the Licensed Tele Atlas Products such customers and/or End Users are producing and shall procure that such customers include such a clause in their contracts with End Users obligating such End User to, on request, provide Ordnance Survey with the same information.

Licensee hereby agrees that in the event of discovery of breach, both the relevant customers and/or End Users in breach and Licensee shall be jointly and severally liable to Ordnance Survey.

Conditions of use for promotional purposes by Licensee:

Subject to the restrictions in this paragraph below, Licensed Tele Atlas Products may be used as a background in connection with the promotion of the application.

The following conditions apply to the use of the Licensed Tele Atlas Products for promotional purposes by Licensee:

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement – Annexes, 12/2009 pg. 5	Licensee
CA_0033194_1	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

The correct database right, copyright, trade mark acknowledgements and licence number must be used. Acknowledgements are always required and each individual image using Licensed Tele Atlas Products must contain the appropriate acknowledgement(s). Non compliance will be regarded as a material breach of your obligations under this contract;

Licensee must overlay outputs generated using the Licensed Tele Atlas Products with information that is specifically relevant to the purpose of the promotion. Use of Licensed Tele Atlas Products in this manner must only be to demonstrate the permitted application. Licensed Tele Atlas Products must not be published on their own or in any format or as the primary or dominant part of any promotion and must always be combined with appropriate additional information relating to Licensee;

a visible background watermark to identify the source of the publication may be required. This is a mandatory requirement when publishing the Licensed Tele Atlas Products electronically. Licensee shall choose its own method of applying a watermark from suitable alternatives. The purpose of the watermark is not to obscure or change the meaning of Licensee’s message, but to establish the source of the material and to deter its use for other purposes;

Licensee shall use all reasonable endeavours to prevent the improper use of the Licensed Tele Atlas Products by its staff or any third parties;

only such amounts of Licensed Tele Atlas Products may be used as are necessary to meet the specific need for which they are used;

Licensed Tele Atlas Products must not be published in their original condition either in paper or electronic form. Any publication, both paper and electronically, must feature such additional elements or content as are specifically relevant to the purpose to which they are put. Such additional content must be provided by Licensee and unless otherwise agreed with Tele Atlas must be sufficiently significant to render the underlying Licensed Tele Atlas Products unusable for any other purpose. When published electronically this additional content must be incorporated into the Licensed Tele Atlas Products in a manner which does not allow them to be separated from each other unless expressly agreed in writing by Tele Atlas; and

Licensed Tele Atlas Products must not be published electronically in a manner which will allow vector map data to be extracted from the published materials. For the avoidance of doubt, this means in whole, part or derived vector data.

PART B: APPLICATION SPECIFIC

Depending on the type of application agreed the following terms apply as well:

Regarding Navigation Products (means software products and/or on-demand services which enable an End User to select a destination and receive instructions on how to get to that destination based on the position of the End User and/or the movement of the End User during the journey and utilising the Licensed Tele Atlas Products to determine a route, where such Licensed Tele Atlas Products are contained within a device in the case of a software product, and/or accessed remotely by a device in the case of an on-demand service. Where the software product utilises Licensed Tele Atlas Products supplied separately by Licensee, then the Navigation Products shall include the data pack (means the Licensed Tele Atlas Products supplied separately by Licensee which is to be used with a software product and which is capable of being used with a device).

Licensee shall ensure that:

the Navigation Product cannot be used to generate paper plots larger than A4 (625 cm2);

the Navigation Product shall be restricted to End User’s use only;

paper plots generated from a Navigation Product shall be restricted to End User’s use with no right to transfer the same to third parties;

Licensee shall procure that its licences include a restriction that the software product or data pack shall only be made available on a single user basis;

the Navigation Products shall only be capable of providing the End User with directional information relating to the journey which is taking place at any one time;

where the device contains multiple copies of the same revision level of the software element of the software product and each copy holds different Licensed Tele Atlas Products then any one (1) copy of that software product may access all the Licensed Tele Atlas Products. no printing shall be permitted.

Tele Atlas shall use reasonable commercial efforts to renegotiate the flow down provisions set forth above related to the Tele Atlas MultiNet® data of the United Kingdom. Tele Atlas shall advise Licensee if and when such negotiations are completed and upon the request of Tele Atlas, Tele Atlas and Licensee shall amend this Agreement to revise the flow down provisions relating to the Tele Atlas MultiNet® data of the United Kingdom.

B. Additional Provisions with respect to the Tele Atlas® MultiNet® data of Norway only. Licensee is prohibited from using the Tele Atlas® MultiNet® data of Norway to create general purpose printed or digital maps, which are similar to the basic national products of the Norwegian Mapping Authority. (Any Enhanced Offering of the Tele Atlas® MultiNet® data of Norway shall be regarded as similar to the basic national products of the Norwegian Mapping Authority if such Enhanced Offering has a regional or national coverage, and at the same time has a content, scale and format that are similar to the basic national products of the Norwegian Mapping Authority.)

C. Additional Provisions with respect to the Tele Atlas® MultiNet® data of Poland only. Licensee is prohibited from using the Tele Atlas® MultiNet® data of Poland to create commercial printed maps or map products.

Tele Atlas	TeleNav, Inc. License Agreement – Annexes, 12/2009 pg. 6	Licensee
CA_0033194_1	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

D. Copyright Notices. Licensee shall conspicuously display each applicable then current copyright notice for the Licensed Tele Atlas Products on the initial splash screen, in the code, on the storage medium, on the packaging, in the “Help/About” section, in the operator’s manual, and in any displayed or printed map image, for each Enhanced Offering that is based upon:

1. Tele Atlas® MultiNet® Europe. As of the Effective Date, the copyright notice for Tele Atlas® MultiNet® Europe is: “Data Source © <current year> Tele Atlas N.V.”; and, in addition, “based on”:

(a) Tele Atlas® MultiNet® data of Austria. As of the Effective Date, the copyright notice for Tele Atlas® MultiNet® data of Austria is: “© BEV, GZ 1368/2003.”

(b) Tele Atla®s MultiNet® data of Denmark. As of the Effective Date, the copyright notice for tele Atlas® MultiNet® data of Denmark is: “© DAV, violation of these copyrights shall cause legal proceedings.”

(c) Tele Atlas® MultiNet® data of France. As of the Effective Date, the copyright notice for Tele Atlas® MultiNet® data of France is: [for an Enhanced Offering for Navigation Units: “© IGN France.”] / [for an Enhanced Offering for Geographic Information Systems: “Georoute © IGN France.”] / [for an Enhanced Offering for navigational products: “Michelin data © Michelin 20    ”]

(d) Tele Atlas® MultiNet® data of the United Kingdom (excluding Northern Ireland). As of the Effective Date, the following applies:

The Crown copyright and database right date for data is the date of supply and for paper products is the date of publication. The acknowledgement covers the use of paper mapping and data and the whole range of use from redrawn mapping to GIS solutions. The Crown copyright acknowledgement must be no less than 8 point or larger. Where text size is determined in terms of pixels rather than point size, the text acknowledgement must be a minimum height of 7 pixels on a monochrome display and 12 pixels on a colour display.

There are two (2) levels of acknowledgement.

In total the Crown copyright is to be displayed by Licensee two times: in one of the positions as defined under “Primary Level” plus in one of the positions of the “Secondary Level”. Licensee may choose the most appropriate positions:

Primary Level

This is defined as:

•	the imprint page of a book;

•	the imprint section (margin) of a map

•	the on-screen start-up click licence (including for data export);

•	the opening (flash) screen on data products (including for data export)

•	the acknowledgement section of the user licence on data products; and

•	the imprint page of the user manual or accompanying documentation for data products.

The acknowledgement that must be clearly shown is:

This product includes mapping data licensed from Ordnance Survey with the permission of the Controller of Her Majesty’s Stationery Office. © Crown copyright and/or database right 20nn. All rights reserved. Licence number 100026920

Where there is insufficient room to show the full note it is permissible to show the following:

This product includes mapping data licensed from Ordnance Survey with the permission of HMSO © Crown copyright and/or database right 20nn. All rights reserved. Licence number 100026920

Secondary Level

This is defined as:

•	the delivery media, such as floppy disc or CD-ROM;

•	the packaging of the delivery media, such as the CD-ROM jewel case insert;

•	the overall packaging, such as a box containing delivery media, user manual and so on;

•	on each individual Map Display, which includes map images on PDA’s and other small portable computing devices;

•	on each individual plot; and

•	in promotional media on paper or Internet.

For map areas greater than 10 500 mm² the full secondary acknowledgement that must be clearly shown, preferably within the map area or directly adjacent to the map is:

This product includes mapping data licensed from Ordnance Survey © Crown copyright and/or database right 20nn. Licence number 100026920

On map images appearing up to a maximum size of 10 500 mm² or for map images on display screens with a maximum screen area of 10 500 mm² it is permissible to show the following intermediate acknowledgement:

© Crown copyright and/or database right. All rights reserved. Licence number 100026920

Tele Atlas	TeleNav, Inc. License Agreement – Annexes, 12/2009 pg. 7	Licensee
CA_0033194_1	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

On map images appearing up to a maximum size of 3 600 mm² or on display screens with a maximum screen area of 3 600 mm² it is permissible to show the following:

© Crown copyright. Licence number 100026920

Where map images appear on display screens with a maximum screen area of 1 400 mm², for example mobile phones and other small portable devices, and there is an accompanying User guide/Handbook or similar documentation, then the full secondary acknowledgement must be clearly shown within the documentation. Where there is no accompanying documentation, then the following acknowledgement must be shown within a ‘Copyright Acknowledgements’/’Help’ or similar page for the service:

© Crown copyright. Licence number 100026920

“This product includes mapping data licensed from Ordnance Survey with the permission of the Controller of Her Majesty’s Stationery Office. © Crown copyright and/or database right 2004. All rights reserved. Licence number 100026920” (in ‘About section of the website and product booklet and packaging)

“This product includes mapping data licensed from Ordnance Survey with the permission of HMSO © Crown copyright and/or database right 2004. All rights reserved. Licence number 100026920” (on CD/DVD)

UK TMC codes: The RDS-TMC traffic information with TMC location table version number (6G) 3.4, 4.5 and 4.6 from Trafficmaster contained in this product is derived of the Trafficmaster TMC location table and is subject to the terms of limitation or exclusion of liability of the license agreement between Tele Atlas and Trafficmaster. © Trafficmaster. All Rights Reserved”

(e) Tele Atlas® MultiNet® data of Northern Ireland. As of the Effective Date, the copyright notice for Tele Atlas® MultiNet® data of Northern Ireland is: “Ordnance Survey of Northern Ireland.”

(f) Tele Atlas® MultiNet® data of Norway. As of the Effective Date, the copyright notice for Tele Atlas® MultiNet® data of Norway is: “© Norwegian Mapping Authority, Public Roads Administration / © Mapsolutions.”

(g) Tele Atlas® MultiNet® data of Russia: As of the Effective Date, the copyright notice for Tele Atlas® MulitNet® data of Russia is: “© Roskartographia”

(h) Tele Atlas® MultiNet® data of Switzerland. As of the Effective Date, the copyright notice for Tele Atlas® MultiNet® data of Switzerland is: “© Swisstopo.”

(i) Tele Atlas® MultiNet® data of The Netherlands. As of the Effective Date, the copyright notice for Tele Atlas® MultiNet® data of The Netherlands is: “Topografische onderground Copyright © dienst voor het kadaster en de openbare registers, Apeldoorn 2006.”

(j) Tele Atlas® 2D City Maps Licensed Product (the “2D City Maps”): As of the Effective Date, the copyright notice for 2D City Maps is: “© INCREMENT P CORP.2007 Tele Atlas NV 2007. All rights reserved.”

(k) Tele Atlas® World Boundary Map Licensed Product (the “World Boundary Map”): As of the Effective Date, the copyright notice for World Boundary Map is: “AND Data: © 200   AND”

E. Additional provisions with respect to Dynamap® Municipal Boundaries Licensed Product:

Licensee shall not use the Dynamap® Municipal Boundaries product to create or derive applications which are used by third parties for the purpose of tariff or tax rate determination for a particular address or range of addresses.

F. Additional provisions for Tele Atlas® Points of Interest (the “POIs”). With respect to the POI Licensed Products:

Licensee specifically agrees that it shall not:

(a) except as otherwise specifically set forth herein, license or otherwise provide the POI Licensed Products to any third party for the purposes of resale, sublicensing, redistribution or for the purpose of compiling, enhancing, verifying, supplementing, adding to or deleting from any mailing list, geographic or trade directories, business directories, classified directories, classified advertising which is sold, rented, published, furnished or in any manner provided to a third party;

(b) make the POI Licensed Products available in an on-line environment unless properly secured and/or encrypted to prevent unauthorized access to the POI Licensed Products; and

(c) use the POI Licensed Products, either in whole or in part, as a factor in (i) establishing an individual’s eligibility for credit or insurance; (ii) connection with underwriting individual insurance; (iii) evaluating an individual for employment or promotions, reassignment or retention as an employee; (iv) in connection with a determination of an individual’s eligibility for a license or other benefit granted by a governmental authority; or (v) for soliciting survivors of deceased persons.

(d) create mailing or telemarketing lists unless authorized in this Agreement.

(e) Licensee will house the POI Licensed Products on the Internet behind firewalls and will implement a system of controls that will (i) protect the integrity of the POI Licensed Products; (ii) control access to the POI Licensed Products and (iii) prevent unauthorized usage or copying of the POI Licensed Products.

Tele Atlas	TeleNav, Inc. License Agreement – Annexes, 12/2009 pg. 8	Licensee
CA_0033194_1	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

(f) Licensee shall display the POI Licensed Product copyright notice at all times in conjunction with the Tele Atlas copyright notice. As of the Effective Date of this Agreement, the copyright notice for the POI Licensed Product is:

Following restrictions will apply to usage of the POI Licensed Products for Internet Applications:

“Internet” means a free to consumer delivery of transactions, and shall be comprised of (a) electronic map images including, but not limited to, jpeg, gif, tif, pdf, bit-mapped or raster images; (b) any Geocoded addresses displayed as icons on the Map Display; and (c) Route information between addresses provided to End Users as text Directions and/or highlighted on the Map Display combined with third party business listings marketed by Licensee on the Internet. The Internet cannot be used with a Sensor, as a Navigation System, as a commercial application, or as an In-Vehicle Component.

(i)	Search by business name or single category in a geography (city, state or zip)

(ii)	No [*****] search permitted

(iii)	No [*****] category search permitted

(iv)	No more than [*****] results per page

(v)	No more than [*****] pages per search

(vi)	infoUSA logo (no text attribution) to be displayed on all pages, except as detailed in Article 10.2

(vii)	ZIP codes may be displayed only [*****] at a time

(viii)	Following information may be displayed to End Users on public website

(a)	Business Name

(b)	Address

(c)	Phone number

(d)	Contact Name (in case of professionals)

(e)	Cuisine information (no category information to be displayed)

(ix)	End Users with more than [*****] views per month are to be authorized by infoUSA.

Following restrictions will apply to usage of the POI Licensed Products for Enterprise Data Usage:

“Enterprise Data Usage” means internal usage within corporations for analysis purposes. The Licensed Products will not be incorporated into a Derivative Offering and will not be redistributed in any way. Only employees of the enterprise will have access to the data.

(i)	POI Licensed Products to be used only in conjunction with the Licensed Tele Atlas Products

(ii)	Search business name or single category (no [*****] searches are permitted)

(iii)	No ZIP code display in summary view, ZIP codes may be displayed [*****] at time

(iv)	No more than [*****] records per page

(v)	End Users with over [*****] views per month are to be authorized by infoUSA

G. Additional Provisions with respect to Tele Atlas® Brand Icon Licensed Product (the “Brand Icon Licensed Product”):

a.	Licensee’s use of the Brand Icon Licensed Product and any portion thereof, is limited to use solely for the purpose of enhancing the value and/or use of the spatial vector data furnished or made by Tele Atlas. Notwithstanding anything to the contrary herein, or in any attachment or exhibit hereto, in no event shall Licensee use the Brand Icon Licensed Product or any portion thereof in connection with or in conjunction with spatial street vector data furnished or made by a party other than Tele Atlas. Licensee may only use the icons, brand names, logos, trademarks or other features within (and not separate from) the map data in any collateral, marketing and product packaging. In addition, Licensee shall not modify or alter the color, shape, size, and orientation of the Brand Icon Licensed Product as provided to Licensee without Tele Atlas’s prior written approval.

b.	Licensee agrees that the use of Brand Icon Licensed Product subject to the terms and conditions set forth in this Agreement and that there may be additional third party terms, conditions and restrictions to which the use of the Brand Icon Licensed Product will be subject provided to the Licensee from time to time by Tele Atlas in the Release Notes applicable to the Licensed Products. Licensee shall pass said terms and conditions to the End User as applicable.

c.	Should Licensee enter into any commercial arrangement for advertising, pay-for-placement, promotion or any similar paid brand marketing exposure with any owners (or their representatives) of any of the brand icons supplied with the Brand Icon Licensed Product, Tele Atlas shall receive no less than [*****] of any revenues collected in the context of any such commercial arrangement, unless otherwise agreed-to in advance and in writing by both parties.

H. Additional Provisions with respect to Tele Atlas® 3D Landmarks Licensed Product (the “3D Landmarks”):

Licensee agrees to include as soon as practically possible, but no later than the first new release of the Enhanced Offering following Licensee’s receipt of any 3D Landmarks, any copyright notices related to the display of such landmarks on every Enhanced Offering and in the “about box” of the Enhanced Offering.

Notwithstanding the aforementioned, Tele Atlas has the right to decide, at its sole discretion, to remove specific 3D Landmarks in subsequent releases of the Licensed Tele Atlas Products. In such case, Licensee will remove those 3D Landmarks from the Enhanced Offering as soon as practically possible, but not later than the [*****] release of the Enhanced Offering following Licensee’s receipt of the Update to the Licensed Product. Tele Atlas shall not be held responsible for any possible damages, costs or expenses incurred by Licensee related to such removal of a 3D Landmark by Tele Atlas from the Licensed Product or failure to remove a 3D Landmark by Licensee from the Enhanced Offering.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement – Annexes, 12/2009 pg. 9	Licensee
CA_0033194_1	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

I. Additional Provisions with respect to the GDF Viewer Licensed Product (the “GDF Viewer”):

Tele Atlas hereby grants to Licensee a non-exclusive, non-transferable license to use the Software Licensed Tele Atlas Products for the sole and limited purpose of assisting Licensee in viewing, analyzing and sectioning the Licensed Tele Atlas Products. In no event shall Licensee use the Software Licensed Tele Atlas Products to view, analyze, section or in any way manipulate spatial map data that is not provided by Tele Atlas. Licensee shall not derive or attempt to derive the source code of all or any portion of the Licensed Tele Atlas Products by reverse engineering, disassembly, decompilation, translation or any other means. Licensee shall affix the following copyright notice on any copy of the GDF Viewer, or any portion of the Licensed Tele Atlas Products: “Software ©2002 Tele Atlas North America, Inc. All rights reserved.

J. Additional Provisions with respect to the Tele Atlas® Voice Maps Licensed Tele Atlas Products:

Licensee shall not use the Voice Maps Licensed Tele Atlas Products alone or in conjunction with any other spatial map data that is not provided by Tele Atlas.

K. Additional Provisions with respect to the Tele Atlas® data for China:

Licensee agrees that any Licensed Product which contains data of China may be subject to additional terms and conditions which shall be provided to Licensee when available to Tele Atlas. China data may not be exported from China.

L. Additional Provisions with respect to the Tele Atlas® data for Taiwan:

Licensee agrees that any Licensed Product which contains data of Taiwan may be subject to additional terms and conditions which shall be provided to Licensee when available to Tele Atlas.

Tele Atlas	TeleNav, Inc. License Agreement – Annexes, 12/2009 pg. 10	Licensee
CA_0033194_1	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

Annex V

SUPPORT

During the term of this Agreement, so long as Licensee is not in default, experienced Tele Atlas staff will be available during the normal daytime business hours (9:00AM - 5:00PM EST; excluding holidays and weekends) to answer questions about the content and specifications of the Licensed Tele Atlas Products. Licensee shall designate a single technical contact person, reasonably acceptable to Tele Atlas for support of Licensed Tele Atlas Products. Tele Atlas will provide the foregoing support for each version of the Licensed Tele Atlas Products for a period of [*****] months from the date of commercial release of such version. Licensee is responsible for providing support directly or indirectly to its End Users and Distributors of the Value Added Product.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tele Atlas	TeleNav, Inc. License Agreement – Annexes, 12/2009 pg. 11	Licensee
CA_0033194_1	TELE ATLAS CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number: 000 1641

Annex VI

Royalty Report

Company Name:	Remit Payment to:	Tele Atlas North America, Inc.	Remit Report to:	Tele Atlas North America, Inc.

Contact Name:		PO Box 3506		Attn: Sales Operations

Address:		Boston, MA 02241-3506		Fax: [fax number]

Email: [email]

Telephone Number:	phone:	[phone number]

Fax Number:

REPORTING PERIOD:

Invoice Date	Invoice Number	End User	End User’s State	Licensed Product	Coverage	# of Users	Invoice Amount	Fees Due Tele Atlas

TOTAL

TOTAL DUE Tele Atlas:

Signed or approved by a duly authorized officer on behalf of Licensee.

	Signature, Title	DATE

All information provided on this Fee Report will held in strictest confidence by Tele Atlas and will not be revealed to any outside source without prior approval of the Licensee.

Tele Atlas	TeleNav, Inc. License Agreement – General Terms & Conditions, 12/2009 pg. 12	Licensee
CA_0033194_1	TELE ATLAS CONFIDENTIAL